UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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VII PEAKS CO-OPTIVIST INCOME BDC II, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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VII PEAKS CO-OPTIVIST INCOME BDC II, INC.

Notice of Annual Shareholder Meeting of Shareholders

November 14, 2016

10:00 A.M.

Proxy Materials

4 Orinda Way, Suite 125-A
Orinda, CA 94563

1-(855) 889-1778

Dear Shareholder:

I am pleased to invite you to attend the 2016 Annual Meeting of Shareholders of VII Peaks Co-Optivist Income BDC II, Inc. (the “Company”), which will be held at our offices located at 4 Orinda Way, Suite 125-A, Orinda, CA 94563, on November 14, 2016. The purposes of the meeting are to:

1.	Elect one (1) director of the Company;

2.	Ratify the appointment of OUM & Co., LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2016;

3.	Approve the withdrawal of the Company’s election to be treated as a business development company;

4.	Approve the reorganization of the Company as a Delaware statutory trust;

5.	Approve an investment management agreement with the Company’s manager, VII Peaks Capital, LLC;

6.	Approve a fundamental policy whereby the Company would become an “interval fund,” under which it would make annual repurchase offers for its shares on or about November 1 of each calendar year;

7.	Transact other business as may properly come before the meeting.

The foregoing items of business are more fully described in the Proxy Statement accompanying this notice. Please read and consider each proposal carefully. Your participation is important. Whether or not you plan to attend the annual meeting, it is essential that you read the materials that follow, visit our website and contact us through email if you have any questions. Your participation in the governance of the Company is very valuable to us.

Only shareholders of record at the close of business on September 28, 2016 may vote at the meeting or submit a vote before the meeting date.

YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE READ, COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD, OR VOTE OVER THE TELEPHONE OR THE INTERNET AS PROMPTLY AS POSSIBLE, IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. WE ENCOURAGE YOU TO VOTE: 1. FOR THE ELECTION OF ONE OF OUR DIRECTORS. 2. IN FAVOR OF THE APPOINTMENT OF OUM & CO., LLP. 3. IN FAVOR OF WITHDRAWING THE COMPANY’S ELECTION TO BE TREATED AS A BUSINESS DEVELOPMENT COMPANY. 4. IN FAVOR OF REORGANZING THE COMPANY AS A DELAWARE STATUTORY TRUST. 5. IN FAVOR OF APPROVING AN INVESTMENT MANAGEMENT AGREEMENT WITH THE COMPANY’S MANAGER, VII PEAKS CAPITAL, LLC. 6. IN FAVOR OF APPROVAL OF A FUNDAMENTAL POLICY WHEREBY THE COMPANY WOULD BECOME AN INTERVAL FUND, UNDER WHICH IT WOULD MAKE ANNUAL REPURCHASE OFFERS FOR ITS SHARES ON OR ABOUT NOVEMBER 1 OF EACH CALENDAR YEAR.

BY ORDER OF THE BOARD OF DIRECTORS,

Gurpreet Chandhoke
Chairman of the Board

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON NOVEMBER 14, 2016:

THE PROXY STATEMENT AND ANNUAL REPORT TO SECURITY HOLDERS ARE AVAILABLE AT HTTP://www.proxyvoting.com/viipeaks

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PROXY STATEMENT

Of

VII Peaks Co-Optivist Income BDC II, Inc.

4 Orinda Way, Suite 125-A

Orinda, CA 94563

You are invited to attend VII Peaks Co-Optivist Income BDC II, Inc. (the “Company”) annual meeting of stockholders on November 14, 2016. The purpose of the meeting is to vote on the items described in this proxy statement. This proxy statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors (the “Board”) of the Company. Please read the proxy materials carefully and consider the information presented when deciding how to vote your shares at the annual meeting of shareholders. The proxy materials presented include this proxy statement, our annual report to stockholders for the fiscal year ending December 31, 2015, and the enclosed proxy card.

PURPOSE OF MEETING

At the Annual Meeting, stockholders will be asked to consider and act upon proposals:

(1)	To Elect one (1) director of the Company;

(2)	To ratify the appointment of OUM & Co., LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2016;

(3)	To withdraw the Company’s election to be treated as a business development company;

(4)	To approve the reorganization of the Company as a Delaware statutory trust;

(5)	To approve an investment management agreement with the Company’s manager, VII Peaks Capital, LLC;

(6)	To approve a fundamental policy whereby the Company would become an “interval fund,” under which it would make annual repurchase offers for its shares on or about November 1 of each calendar year;

(7)	To transact any other business that may properly be brought before the meeting or any adjournment thereof.

The Board knows of no other business to be presented for consideration at the Annual Meeting. Each proposal is described in more detail in this Proxy Statement.

INFORMATION ABOUT THE ANNUAL MEETING, PROXIES AND VOTING QUESTIONS AND ANSWERS ABOUT THE MEETING AND THE PROPOSALS

Q: Who is soliciting proxies for the annual meeting?

A: Proxies are being solicited on behalf of the Board.

Q: What is being voted on?

A: Our stockholders will vote on the following items at the annual meeting:

1.	Elect one (1) director of the Company;

2.	Ratify the appointment of OUM & Co., LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2016;

3.	Approve the withdrawal of the Company’s election to be treated as a business development company;

4.	Approve the reorganization of the Company as a Delaware statutory trust;

5.	Approve an investment management agreement with the Company’s manager, VII Peaks Capital, LLC;

6.	To approve a fundamental policy whereby the Company would become an “interval fund,” under which it would make annual repurchase offers for its shares on or about November 1 of each calendar year;

7.	To consider such other business as may properly come before the annual meeting.

Q: Who is entitled to vote?

A: Only stockholders of record as of the close of business on September 28, 2016 may vote at the annual meeting.

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Q: How many votes do I have?

A: Each share of our common stock that you owned on the record date entitles you to one vote on each matter that is voted on.

Q: How many shares can vote?

A: On the record date, there were 6,288,254 shares of our Common Stock outstanding.

Q: How does the Board recommend I vote on these proposals?

A: The Board recommends that you vote:

•	FOR the election of Jeya Kumar to serve as director until the 2019 annual meeting of stockholders and until his successor is duly elected and qualified;

•	FOR the ratification of the appointment of OUM & Co., LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2016;

•	FOR the withdrawal of the Company’s election to be treated as a business development company;

•	FOR the approval of the reorganization of the Company as a Delaware statutory trust;

•	FOR the approval of an investment management agreement with the Company’s manager, VII Peaks Capital, LLC;

•	FOR the approval of a fundamental policy whereby the Company would become an “interval fund,” under which it would make annual repurchase offers for its shares on or about November 1 of each calendar year;

Q: How do I vote?

A: The enclosed proxy card describes three ways to vote, in addition to attending the annual meeting and voting your shares in person. You can vote:

•	by telephone; or

•	via the Internet; or

•	by completing, signing and returning a signed proxy card in the envelope provided.

If you vote by telephone or Internet, you do not need to return your proxy card.

Even if you plan to attend the annual meeting and vote in person, please complete, sign and return your proxy card or cast your vote by telephone or over the Internet as described on the enclosed proxy card. That way, if you plan to attend the annual meeting but are unable to do so for any reason, your shares will still be represented at the annual meeting.

If you later decide to attend the annual meeting and want to vote in person, you may do so. If your shares are registered in your name and you want to vote at the annual meeting, no additional forms will be required. If your shares are held for you in the name of a bank, broker, or other nominee holder, you will have to obtain a legal proxy from the nominee holder to vote your shares at the annual meeting, as described below.

Q: What if I hold my shares in a brokerage account?

A: If the shares you own are held in “street name” by a brokerage firm, your brokerage firm, as the record holder of your shares, is required to vote your shares according to your instructions. In order to vote your shares, you will need to follow the directions your brokerage firm provides you. Many brokers also offer the option of voting over the Internet or by telephone, instructions for which would be provided by your brokerage firm on your vote instruction form. Under the current rules, if you do not give instructions to your brokerage firm, it will still be able to vote your shares with respect to certain “discretionary” items, but will not be allowed to vote your shares with respect to certain “non-discretionary” items. The proposal to approve the ratification of OUM & Co., LLP, as our independent registered public accounting firm (Proposal Two) is considered to be a discretionary items and your brokerage firm will be able to vote on that item even if it does not receive instructions from you, so long as it holds your shares in its name.

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The Election of Directors (Proposal One), the withdrawal of the Company’s election to be treated as a business development company (Proposal Three), the reorganization of the Company as a Delaware statutory trust (Proposal Four), the approval of an investment management agreement with the Company’s manager, VII Peaks Capital, LLC (Proposal Five), and the approval of a fundamental policy whereby the Company would become an “interval fund,” under which it would make annual repurchase offers for its shares on or about November 1 of each calendar year (Proposal Six) are non-discretionary items. If you do not instruct your broker how to vote with respect to these items, your broker may not vote with respect to these proposals and your vote will be counted as “broker non-votes.” “Broker non-votes” are shares that are held in “street name” by a bank or brokerage firm that indicates on its proxy that it does not have or did not exercise discretionary authority to vote on a particular matter.

If your shares are held in street name, you must bring an account statement or letter from your bank or brokerage firm showing that you are the beneficial owner of the shares as of the record date (September 28, 2016) in order to be admitted to the meeting on November 14, 2016. To be able to vote your shares held in street name at the meeting, you will need to obtain a Proxy Card from the holder of record. We will be unable to accept a vote from you at the annual meeting without that Proxy Card from your holder of record.

Q: What if I sign and return my proxy card or voting instruction form but don’t specify how I want my votes to be cast?

A: If you sign and return your proxy card but do not mark any boxes showing how you wish to vote, the proxies designated on the card, Gurpreet S. Chandhoke or Stephen F. Shea, who are managing members of VII Peaks Capital, LLC, our investment manager, will vote your shares:

•	FOR the election of Jeya Kumar to serve as director until the 2019 annual meeting of stockholders and until his successor is duly elected and qualified;

•	FOR the ratification of the appointment of OUM & Co., LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2016.

•	FOR the withdrawal of the Company’s election to be treated as a business development company;

•	FOR the approval of the reorganization of the Company as a Delaware statutory trust;

•	FOR the approval of an investment management agreement with the Company’s manager, VII Peaks Capital, LLC;

•	FOR the approval of a fundamental policy whereby the Company would become an “interval fund,” under which it would make annual repurchase offers for its shares on or about November 1 of each calendar year;

•	in such individual’s discretion, on all other matters which might come before the annual meeting.

Q: What if I vote or return a proxy and later want to change my vote?

A: If your shares are registered in your name, you may change your vote at any time before the meeting in one of four ways. You may:

•	notify our Corporate Secretary in writing that you want to change your vote and specify the change;

•	vote in person at the annual meeting;

•	submit a proxy card dated later than your prior vote; or

•	re-vote by telephone or via the Internet.

You may send written notices to our Corporate Secretary at our offices at: c/o VII Peaks Capital, LLC, 4 Orinda Way, Suite 125-A, Orinda, CA 94563, Attention: Corporate Secretary.

Please note that if you hold your shares through a bank, broker, or other nominee holder and you wish to change your vote, you must deliver your change to that nominee. Remember that if a nominee holds your shares for you and you wish to vote in person at the annual meeting, you must obtain a Proxy Card from that nominee authorizing you to vote at the annual meeting. We will be unable to accept a vote from you at the annual meeting without that Proxy Card.

Q: Can I revoke my proxy after I return it?

A: Yes. You can revoke your proxy at any time before the annual meeting by sending a written withdrawal or a later dated proxy to our Corporate Secretary at the address specified above.

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Establishing a Quorum and Votes Required

Q: What is a quorum?

A: A quorum is the number of shares of capital stock of a corporation that must be represented in person or by proxy in order to transact business. There are different quorum requirements for different proposals, as follows:

•	For Proposals One and Two to be presented at the meeting, our Bylaws requires that one-third of our outstanding shares of our capital stock entitled to vote must be represented in person or by proxy. That means that a quorum will consist of one-third of the total possible votes of shares of stock issued and outstanding on September 28, 2016, the Record Date, or a total of 2,096,085 shares.

•	For Proposals Three, Four, Five and Six to be presented at the meeting, the 1940 Act requires a majority of our outstanding shares of our capital stock entitled to vote must be represented in person or by proxy. That means that a quorum will consist of a majority of the total possible votes of shares of stock issued and outstanding on September 28, 2016, the Record Date, or a total of 3,144,128.

Shares of stock represented in person or by proxy (including “broker non-votes” and shares that abstain or do not vote with respect to a particular proposal to be voted upon) will be counted for the purpose of determining whether a quorum exists at the meeting for that proposal. If a quorum is not present with respect to Proposals Three through Seven, the meeting will be adjourned until a quorum is obtained, even if a quorum is otherwise present for Proposals One and Two.

Q: What happens if I abstain from voting or do not give voting instructions to my broker?

A: If you submit a properly executed proxy, your shares will be counted in determining whether a quorum is present, even if you abstain from voting or withhold authority to vote on a particular proposal. If you abstain from voting or withhold authority to vote in the election of directors, doing so will have no effect on the election, because the nominee who receives the greatest number of votes, regardless of the actual number of votes cast, will be elected as director.

Q: What is a “broker non-vote” and how are they counted?

A: A so-called “broker non-vote” occurs when banks, brokers or other nominee holders return a valid proxy but do not vote on a particular proposal because they do not have discretionary authority to vote on the matter or have not received specific voting instructions from the stockholder for whom they are holding shares.

On certain “routine” matters (such as ratification of the appointment of an independent registered accounting firm) a broker or other nominee holder has discretionary voting power to vote the shares on the stockholder’s behalf without receiving instructions. However, nominee holders do not have discretionary authority to vote on “non-routine” matters (such as election of directors) and therefore cannot vote without receiving specific voting instructions.

If a broker fails to return a valid proxy, the votes represented by that proxy are not counted in determining whether a quorum is present, nor do those shares affect any proposals requiring a percentage of the votes cast or a specific percentage of the shares present and authorized to be cast. If the broker returns a valid proxy without marking a vote or abstaining, the votes represented by the proxy will be counted in determining whether a quorum is present and any designated proxies named in the card would be entitled to exercise discretionary voting power if the proxy card so provides. The proxy card for the annual meeting grants such discretionary voting power to Gurpreet S. Chandhoke and Stephen F. Shea, who are our officers. If the broker returns a proxy after crossing out a “non-routine” proposal as to which the broker cannot exercise discretionary voting power and has not received voting instructions, the shares represented by the proxy will be counted in determining whether a quorum is present but will not be counted as shares entitled to vote on the proposal. Therefore, broker non-votes on any “non-routine” matters would have the effect of reducing the number of shares necessary to constitute a majority of the shares present and entitled to vote on the proposal, but otherwise would not be counted as votes either for or against the proposal.

Q: What vote is required to elect directors?

A: Assuming a quorum is present at the annual meeting, the nominee who receives the highest number of votes will be elected as director. Abstentions and instructions withholding authority to vote for one or more nominees will result in those nominees receiving fewer votes, but will not count as votes against a nominee. The election of directors is a “non-routine” matter. Therefore, if you do not instruct your broker how to vote with respect to the election of directors, your broker may not vote with respect to this proposal and those votes will be deemed broker non-votes. Broker non-votes are not counted for the purpose of determining whether directors are elected, and therefore will not have the effect of a negative vote with respect to the election of directors.

Q: What vote is required to ratify the ratify OUM & Co., LLP as our independent registered public accounting firm?

A: Ratification of the appointment of OUM & Co., LLP as our independent registered public accounting firm will require an affirmative vote of a majority of votes that are present in person or represented by proxy and entitled to vote at the annual meeting. Abstentions will be considered shares entitled to vote in the tabulation of votes cast on this proposal, and will have the same effect as negative votes. Because the ratification of the independent registered public accounting firm is a discretionary matter, broker non-votes may result in a vote for this item.

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Q: What vote is required to approve the withdrawal of the Company’s election to be treated as a business development company?

A: Approval of the withdrawal of the Company’s election to be treated as a business development company will require an affirmative vote of 67% of votes that are present in person or represented by proxy and entitled to vote at the annual meeting, or a majority of the outstanding voting securities of the Company, whichever is less. Abstentions and instructions withholding authority to vote the withdrawal of the Company’s election to be treated as a business development company will result in fewer votes for the proposal, but will not count as votes against the proposal. The withdrawal of the Company’s election to be treated as a business development company is a “non-routine” matter. Therefore, if you do not instruct your broker how to vote with respect to the withdrawal, your broker may not vote with respect to this proposal and those votes will be deemed broker non-votes. Broker non-votes are not counted for the purpose of determining whether to withdraw the election, and therefore will not have the effect of a negative vote with respect to the withdrawal.

Q: What vote is required to approve the reorganization of the Company from a Maryland corporation to a Delaware Statutory Trust?

A: Approval of the reorganization of the Company from a Maryland corporation to a Delaware statutory trust will require an affirmative vote of 67% of votes that are present in person or represented by proxy and entitled to vote at the annual meeting, or a majority of the outstanding voting securities of the Company, whichever is less. Abstentions and instructions withholding authority to vote the reorganize the Company from a Maryland corporation to a Delaware statutory trust will result in fewer votes for the proposal, but will not count as votes against the proposal. The reorganization of the Company from a Maryland corporation to a Delaware statutory trust is a “non-routine” matter. Therefore, if you do not instruct your broker how to vote with respect to the reorganization, your broker may not vote with respect to this proposal and those votes will be deemed broker non-votes. Broker non-votes are not counted for the purpose of determining whether to reorganize the Company, and therefore will not have the effect of a negative vote with respect to the reorganization.

Q: What vote is required to approve an amended and restated investment management agreement with our manager, VII Peaks Capital, LLC?

A: Approval of the amended and restated investment management agreement with our manager, VII Peaks Capital, LLC, will require an affirmative vote of 67% of votes that are present in person or represented by proxy and entitled to vote at the annual meeting, or a majority of the outstanding voting securities of the Company, whichever is less. Abstentions and instructions withholding authority to vote to approve an amended and restated investment management agreement with the manager will result in fewer votes for the proposal, but will not count as votes against the proposal. The approval of the amended and restated investment management agreement is a “non-routine” matter. Therefore, if you do not instruct your broker how to vote with respect to the approval, your broker may not vote with respect to this proposal and those votes will be deemed broker non-votes. Broker non-votes are not counted for the purpose of determining whether to approve the amended and restated investment management agreement with the manager, and therefore will not have the effect of a negative vote with respect to the approval.

Q: What vote is required to approve a fundamental policy whereby the Company would become an “interval fund,” under which it would make annual repurchase offers for its shares on or about November 1 of each calendar year?

A: Approval of a fundamental policy whereby the Company would adopt an interval fund structure will require an affirmative vote of 67% of votes that are present in person or represented by proxy and entitled to vote at the annual meeting, or a majority of the outstanding voting securities of the Company, whichever is less. Abstentions and instructions withholding authority to vote the approval of a fundamental policy will result in fewer votes for the proposal, but will not count as votes against the proposal. The approval of a fundamental policy whereby the Company would adopt an interval fund structure is a “non-routine” matter. Therefore, if you do not instruct your broker how to vote with respect to the fundamental policy, your broker may not vote with respect to this proposal and those votes will be deemed broker non-votes. Broker non-votes are not counted for the purpose of determining whether to approve the fundamental policy, and therefore will not have the effect of a negative vote with respect to the approval.

Q: Who will count the votes?

A: A duly sworn representative of Phoenix American Financial Services, Inc. will count the votes and act as the inspector of elections at the meeting.

Q: Are there any expenses associated with soliciting proxies for the annual meeting?

A: Yes. We will bear the expense of soliciting proxies for the annual meeting and will reimburse brokerage firms and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and other materials to our stockholders. We do not anticipate hiring an agency to solicit votes at this time. Our officers and other employees may solicit proxies in person or by telephone, although there are no contracts or arrangements to do so. Any such officers or other employees will receive no special compensation for soliciting proxies.

Q: What is a stockholder proposal?

A: A stockholder proposal is a recommendation or requirement from a stockholder that the Board or we take action on a matter that the stockholder intends to present at a meeting of stockholders. However, under applicable Securities and Exchange Commission, or SEC, rules, we have the ability to exclude certain matters proposed, including those that deal with matters relating to our ordinary business operations.

Q: Can anyone submit a stockholder proposal?

A: To be eligible to submit a proposal, you must have continuously held at least $2,000 in market value, or 1% of our common stock, for at least one year by the date you submit your proposal. You also must continue to hold those securities through the date of the meeting.

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Q: If I wish to submit a stockholder proposal for the 2017 annual meeting of stockholders, what action must I take?

A: If you wish us to consider including a stockholder proposal in the proxy statement and form of proxy for the 2017 annual meeting of stockholders, you must submit the proposal, in writing, so that our Corporate Secretary receives it no later than thirty (30) days after the date we publicly announce the date of the 2017 annual meeting in order to be included in the proxy statement and form of proxy relating to that meeting. In addition, the proposal must meet the requirements for stockholder proposals established by the SEC.

Send your proposal to:

VII Peaks Co-Optivist Income BDC II, Inc.,

c/o VII Peaks Capital, LLC

4 Orinda Way, Suite 125-A

Orinda, CA 94563

Attn: Corporate Secretary

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table sets forth, as of the September 28, 2016 record date, information with respect to the beneficial ownership of our common stock by:

•	Each person known to us to beneficially own more than 5% of the outstanding shares of our common stock;

•	Each of our directors and executive officers; and

•	All of our directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. There is no common stock subject to options that are currently exercisable or exercisable within 60 days of the offering. Percentage of beneficial ownership is based on 6,288,254 shares of common stock outstanding as of September 28, 2016.

Shares Beneficially Owned Immediately Prior to This Offering (1)
Name	Number	Percentage
5% Stockholders
None	—	—%
Executive Officers:
Michelle E. MacDonald	—	—%
Emily Silva	—	—%
Garima Kakani	—	—%
Interested Directors:
Gurpreet (Gurprit) S. Chandhoke	—	—%
Stephen F. Shea	—	—%
Independent Directors:
Jeya Kumar	—	—%
Amit Mahajan	—	—%
Robert Winspear	—	—%
All officers and directors as a group (6 persons)	—	—%

The following table sets forth, as of the date of this proxy statement, the dollar range of our equity securities that is expected to be beneficially owned by each of our directors.

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Dollar Range of Equity Securities Beneficially Owned (1) (2) (3)
Interested Directors:
Gurpreet (Gurprit) S. Chandhoke	None
Stephen F. Shea	None
Independent Directors:
Jeya Kumar	None
Amit Mahajan	None
Robert Winspear	None

Proposal No. 1 – ELECTION OF DIRECTORS

Our business and affairs are managed under the direction of our Board. Pursuant to our charter, the Board is divided into three classes, designated Class I, Class II, and Class III. At the Meeting, one Class I director shall be elected for a three-year term. Directors are elected for a staggered term of three years each, with a term of office of one of the three classes of directors expiring each year. Each director will hold office for the term to which he or she is elected or until his successor is duly elected and qualified.

Mr. Jeya Kumar has been nominated for election for a three year term expiring in 2019. If elected, Mr. Kumar will continue to serve as an independent director. Mr. Kumar is not being proposed for election pursuant to any agreement or understanding between themselves and the Company.

Mr. Kumar has consented to being named in this proxy statement and to serving as director if elected at the Meeting.

A stockholder can vote for or withhold his or her vote from the nominee. If a stockholder withholds his or her vote for the nominee, such shares will not be voted with respect to the nominee indicated. If the nominee should decline or be unable to serve as a director, it is intended that the proxy will vote for the election of such person as is nominated by the Board as a replacement. The Board has no reason to believe that the person named below will be unable or unwilling to serve.

Information about the Nominees and Directors

As described below under “Committees of the Board of Directors — Nominating and Corporate Governance Committee,” the Board has identified certain desired attributes for the director nominee. The director nominee has demonstrated high character and integrity, superior credentials and recognition in his field and the relevant expertise and experience upon which to be able to offer advice and guidance to our management. Each of our directors and the director nominee also have sufficient time available to devote to the affairs of the Company, are able to work with the other members of the Board and contribute to the success of the Company and can each represent the long-term interests of the Company’s stockholders as a whole. Our directors and director nominee have been selected such that the Board represents a range of backgrounds and experience.

Certain information, as of the Record Date, with respect to the nominees for election at the Meeting, as well as each of the current directors, is set forth below, including their names, ages, a brief description of their recent business experience, including present occupations and employment, certain directorships that each person holds, the year in which each person became a director of the Company, and a discussion of their particular experience, qualifications, attributes or skills that lead us to conclude, as of the Record Date, that each such individual should serve as a director of the Company, in light of the Company’s business and structure.

Nominee for Class I Director—Term Expiring 2016

Nominee	Age	Director Since	Independent	Expiration of Term	Principal Occupation or Affiliation	Committees
Jeya Kumar	61	2012	Yes	2016	Advisor at MediaLink Singapore	Audit; Nominating and Corporate Governance

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Jeya Kumar

Since July 2013 to the present, Mr. Kumar has been an advisor at MediaLink Singapore, which is engaged in Media and IT services. From April 2012 to the present, he has served as an Independent Director at Spring Seed Capital in Singapore. Spring Seed Capital is a Singapore government entity investing in Singapore based startups. From November 2011 to July 2013 he was the CEO (Asia Pacific) for IPSoft Inc., which is engaged in technology led IT management services. Prior to joining IpSoft, he was the Advisor to Patni Computer Systems, Ltd. (“Patni”), which provides consulting, technology and business process outsourcing, and product engineering services. Prior to being an advisor to Patni, from February 2009 to May 2011, Mr. Kumar served as the Chief Executive Officer of Patni, where he drove the company’s global operations and defined and executed the company’s long-term strategy.

From January 2008 to January 2009, Mr. Kumar served as the Chief Executive Officer of MphasiS Limited, which provides applications services, infrastructure services, and business process outsourcing services. Prior to MphasiS, from September 2006 to January 2008, Mr. Kumar was Senior Vice-President of Sun Microsystems (“Sun”), which sold computers, computer components, computer software, and information technology services, and was a member of Sun’s Executive Management Group. At Sun, Mr. Kumar was responsible for his business unit’s financial performance, strategy, marketing, portfolio management, in-market management, product engineering, technology development, M&A and channels in more than 120 countries. Prior to this, he held various management and executive positions with a number of global technology firms.

Mr. Kumar has a Masters of Business degree from Curtin University, Australia; Bachelors of Business degree from the Royal Melbourne Institute of Technology, Australia; and postgraduate diplomas in Computer Science, Management Studies and Marketing Management. He also attended the Advanced Management Program at Oxford University.

Mr. Kumar’s broad and extensive experience as an executive officer for global companies, including being responsible for such companies’ performance and strategy support his appointment to the Board.

Current Directors—Not up for Election at the Meeting

Class II Directors—Term Expiring 2017

Nominee	Age	Director Since	Independent	Expiration of Term	Principal Occupation or Affiliation	Committees
Robert Winspear	50	2012	Yes	2017	President of Winspear Investments, LLC	Audit, Nominating and Corporate Governance

Stephen F. Shea	46	2015	No	2017	Director and Member of Investment Committee	Managing Partner

Robert Winspear

Robert Winspear has served as the Chief Financial Officer of Excel Corporation since May 2014. Excel Corporation (OTC: EXCC) provides transaction processing and related services to medium and small businesses in the US.

Mr. Winspear has been the President of Winspear Investments LLC, a Dallas based private investment firm specializing in lower middle market transactions, since September 2002. Winspear Investments has made investments in a wide range of industries including banking, real estate, distribution, supply chain management, mega yacht marinas and hedge funds.

Prior to forming Winspear Investments, Mr. Winspear was Vice President and Chief Financial Officer of Associated Materials Incorporated, a nationwide manufacturer and distributor of residential building products consisting primarily of vinyl siding and windows, from June 1993 to May 2002.

Mr. Winspear began his professional career in the Dallas office of Arthur Andersen where he worked as an auditor from 1988 to 1993. He holds a Bachelor of Business Administration and a Master of Professional Accounting from the University of Texas at Austin.

Mr. Winspear is on the board of directors of Alpha Financial Technologies/EAM Corporation, located in Grapevine Texas.

Mr. Winspear’s extensive investment experience as Vice President and Chief Financial Officer of Associated Materials Incorporated and service on the board of directors Alpha Financial Technologies/EAM Corporation support his appointment to the Board.

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Stephen F. Shea

Mr. Shea has been a Managing Partner of the Manager since August 2009. Prior to joining the Manager, Mr. Shea worked as a consultant with investment banking and venture/private equity teams and helped registered investment advisers integrate and build out offerings into distribution channels with his long standing connections at a number of wire houses. Mr. Shea also advised hedge funds on new seeding opportunities in the commodities/futures space. Prior to his consulting work, from October 2005 to March 2007, Mr. Shea was Vice President of Institutional Sales RIA Team for Fidelity Investments in San Francisco, spending the majority of his time as a director of sales for Institutional Investment Managers, RIA wealth management teams and banks and trust companies. In addition, Mr. Shea was responsible for the signing, business development and retention of SEC registered RIA relationship in San Francisco and the Pacific Northwest. Prior to working for Fidelity Investments, Mr. Shea worked for Wentworth, Hauser and Violich Investment Counsel. At Wentworth, Mr. Shea was a member of Stock Selection and Investment Policy committees. He co-developed an open architecture WRAP, Sub-Advised, RIA platform. Before that, from December 1999 to March 2001, Mr. Shea worked at Deutsche Bank/Alex Brown. At Deutsche Bank/Alex Brown, Mr. Shea acted as a lead broker for many of the top technology executives.

Mr. Shea holds a BS in Business and Finance from St. Mary’s College in California.

Mr. Shea is a registered representative with Arete Wealth Management, LLC (“Arete”), which is the principal underwriter of the Company. The Manager and Arete have entered into a joint venture to acquire investment advisers, but the joint venture had not made any acquisitions as of September 28, 2016.

Class III Directors—Term Expiring 2018

Nominee	Age	Director Since	Independent	Expiration of Term	Principal Occupation or Affiliation	Committees
Gurpreet (Gurprit) S. Chandhoke	42	2012	No	2018	Director and Member of Audit Committees	Chairman

Amit Mahajan	40	2012	Yes	2018	Director at PineBridge Investments	Nominating and Corporate Governance

Gurpreet (Gurprit) S. Chandhoke

Mr. Chandhoke has been our Chief Executive Officer and President since our inception. Mr. Chandhoke has also been a Managing Partner and Chief Investment Officer of the Manager since its inception in April 2009. From August 2006 to February 2009, Mr. Chandhoke was Senior Vice President of Deutsche Bank Technology Investment Banking Group in San Francisco. From August 2005 to August 2006, Mr. Chandhoke worked for UBS Investment Bank as an Associate Director.

Before founding the Manager in 2009, Mr. Chandhoke had more than six years investment banking experience. Mr. Chandhoke led several different types of debt issuances and restructuring discussions and transactions with technology companies and financial sponsors while at Deutsche Bank and UBS Investment Bank. During his tenure at both institutions he also participated in diverse corporate finance and M&A transactions in the internet, enterprise software and infrastructure and communications technology sectors. Mr. Chandhoke’s responsibilities at Deutsche Bank and UBS Investment Bank also involved the issuance of debt securities ranging from bank debt, corporate debt, high yield and convertible debt securities. Mr. Chandhoke also worked on corporate finance transactions ranging from mergers and acquisitions, initial public offerings, follow-on offerings, debt issuances and recapitalizations at both Deutsche Bank and UBS Investment Bank.

Mr. Chandhoke received a Master of Business Administration in Finance and Entrepreneurship from the Wharton School of Business. Mr. Chandhoke also received a Master Degree of Science in Electrical Engineering and a Master Degree of Science in Mechanical Engineering from the University of Minnesota and a Bachelor’s Degree in Electrical Engineering from the Government College of Engineering, University of Pune, India. Mr. Chandhoke was chosen as a J.N. Tata Scholar to pursue his graduate studies in the United States.

Mr. Chandhoke’s broad and extensive investment banking experience and involvement in a number of diverse corporate finance and M&A transactions as well as his experience as Chief Investment Officer for the Manager supports his appointment to the Board.

Mr. Chandhoke is a registered representative with Arete, which is the principal underwriter of the Company. The Manager and Arete have entered into a joint venture to acquire investment advisers, but the joint venture had not made any acquisitions as of September 28, 2016.

Amit Mahajan

Since August 2005, Mr. Mahajan has been a Director at PineBridge Investments, a global multi-asset investment manager, where he has been responsible for sourcing, due diligence, and negotiating secondary private equity transactions. Before assuming his current duties at PineBridge, Mr. Mahajan was previously responsible for executing private equity investments across several industries with a focus on global emerging markets.

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Mr. Mahajan has over ten years of experience in private equity, banking, and consulting, and began his career with Deloitte Consulting, where he advised multinational clients in energy, telecom, insurance, utilities, and the technology sector. He holds a Bachelor of Science in Computer Science and Engineering from the Institute of Technology, Delhi, India, and a Master of Business Administration from Columbia Business School.

Mr. Mahajan’s extensive experience with investments and private equity transactions at various companies support his appointment to the Board.

Mr. Mahajan owns interests in the following investment funds managed by the Manager:

Name of Director	Name of Owners and Relationships to Director	Company	Title of Class	Value of Securities		Percent of Class
Amit Mahajan	CXI Valley I, LLC (1)	VII Peaks Venture Capital II, LLC (2)	Series A-1 Preferred Shares	$(674	)(3)	0.89%
Amit Mahajan	CXI Valley I, LLC (1)	VII Peaks BDC Investors, LLC (4)	Class A Interests	$0	(5)	0%

(1)	Mr. Mahajan and his spouse are the owners of CXI Valley I, LLC.

(2)	VII Peaks Capital, LLC is the manager of the company.

(3)	Valuation is the capital account value as of December 31, 2015.

(4)	VII Peaks Capital, LLC is the managing member of the company. In addition, the Class A Interests are entitled to receive their pro rata share of a royalty payable by VII Peaks Capital, LLC in the amount of $25,000 per month.

(5)	Valuation is the capital account value as of December 31, 2015.

Information about Executive Officers Who Are Not Directors

The following information, as of the Record Date, pertains to our executive officers who are not directors of the Company.

Name, Address and Age	Position(s) Held with Company	Principal Occupation(s) during Past Five Years

Michelle E. MacDonald (49)	Chief Financial Officer, Treasurer and Secretary	As Vice President of Compliance for VII Peaks Capital, LLC since August 2014; Chief Compliance Officer at KBR Capital Markets from April 2013 to September 2013; Chief Financing Officer of real estate fund manager from July 2012 to April 2013; Chief Operating Office of broker dealer from May 2006 to December 2012; instructor and tutor in securities licensing review courses since 1998.

Emily Silva (51)	Chief Compliance Officer	Director at Cipperman Compliance Services (February 2014 to present); Various positions at The Vanguard Group from 1999 to January 2014, including Advertising Compliance Manager.

Garima Kakani (31)	Controller	Senior Analyst with VII Peaks Capital, LLC since December 2013; Manager of Reporting and Analytics with KBR Capital Markets from March 2011 to September 2013; Various positions at D.E. Shaw (Indian branch) from March 2007 to September 2009.

Corporate Governance and Board Matters

Our business and affairs are managed under the direction of our Board. The responsibilities of the Board include, among other things, the oversight of our investment activities, the quarterly valuation of our assets, oversight of our financing arrangements and corporate governance activities. Our Board is divided into three classes. Each class of directors holds office for a three-year term. However, the initial members of the three classes have initial terms of one, two and three years, respectively. At each annual meeting of our stockholders, the successors to the class of directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election. Each director will hold office for the term to which he or she is elected and until his or her successor is duly elected and qualifies.

The Board currently has an audit committee and a nominating and corporate governance committee and may establish additional committees from time to time as necessary. Although the number of directors may be increased or decreased, a decrease will not have the effect of shortening the term of any incumbent director. Any director may resign at any time and may be removed with or without cause by the stockholders upon the affirmative vote of at least a majority of all the votes entitled to be cast at a meeting called for the purpose of the proposed removal. The notice of the meeting shall indicate that the purpose, or one of the purposes, of the meeting is to determine if the director shall be removed.

A vacancy created by an increase in the number of directors or the death, resignation, removal, adjudicated incompetence or other incapacity of a director may be filled only by a vote of a majority of the remaining directors. As provided in our charter, nominations of individuals to fill the vacancy of a Board seat previously filled by an independent director will be made by the remaining independent directors.

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Committees of the Board of Directors

Our Board has the following committees:

Audit Committee and Financial Expert. The audit committee is responsible for selecting, engaging and discharging our independent accountants, reviewing the plans, scope and results of the audit engagement with our independent accountants, approving professional services provided by our independent accountants (including compensation therefore), reviewing the independence of our independent accountants and reviewing the adequacy of our internal controls over financial reporting. The members of the audit committee are Jeya Kumar and Robert Winspear, each of whom is independent. Robert Winspear serves as the chairman of the audit committee. Our Board has determined that Robert Winspear is an “audit committee financial expert” as defined under SEC rules.

Nominating and Corporate Governance Committee. The nominating and corporate governance committee selects and nominates directors for election by our stockholders, selects nominees to fill vacancies on our Board or a committee thereof, develops and recommends to our Board a set of corporate governance principles and oversees the evaluation of our Board and our management. The nominating and corporate governance committee is currently composed of Jeya Kumar, Amit Mahajan and Robert Winspear, all of whom are independent. Jeya Kumar is expected to serve as chairman of the nominating and corporate governance committee.

Board Leadership Structure

Our business and affairs are managed under the direction of our Board. Among other things, our Board sets broad policies for us and approves the appointment of our investment adviser, administrator and officers. The role of our Board, and of any individual director, is one of oversight and not of management of our day-to-day affairs.

Under our bylaws, our Board may designate one of our directors as chair to preside over meetings of our Board and meetings of stockholders and to perform such other duties as may be assigned to him or her by our Board.

Presently, Mr. Gurpreet S. Chandhoke serves as the Chairman of our Board. Mr. Chandhoke is an “interested person” of the Company as defined in Section 2(a)(19) of the 1940 Act by virtue of his role as Chief Executive Officer of the Company, his service on the Investment Committee and is a Managing Member of the Manager. We believe that Mr. Chandhoke’s history with the Company, familiarity with its investment platform, and extensive knowledge of the financial services industry qualify him to serve as the Chairman of our Board. We believe that the Company is best served through this existing leadership structure, as Mr. Chandhoke’s relationship with the Manager provides an effective bridge and encourages an open dialogue between management and the Board, ensuring that both groups act with a common purpose.

Our Board does not currently have a designated lead independent director. We are aware of the potential conflicts that may arise when a non-independent director is chairman of the Board, but believe these potential conflicts are offset by our strong corporate governance policies. Our corporate governance policies include regular meetings of the independent directors in executive session without the presence of interested directors and management, the establishment of the audit committee and the nominating and corporate governance committee, each comprised solely of independent directors and the appointment of a chief compliance officer, with whom the independent directors meet at least once a year without the presence of interested directors and other members of management, for administering our compliance policies and procedures.

We recognize that different board leadership structures are appropriate for companies in different situations. We re-examine our corporate governance policies on an ongoing basis to ensure that they continue to meet our needs.

All of the independent directors play an active role on the Board. The independent directors compose a majority of our Board and are closely involved in all material deliberations related to us. Our Board believes that, with these practices, each independent director has an equal involvement in the actions and oversight role of our Board and equal accountability to us and our stockholders. Our independent directors are expected to meet separately (i) as part of each regular Board meeting and (ii) with our Chief Compliance Officer, as part of at least one Board meeting each year.

Our Board believes that its leadership structure is the optimal structure for us at this time. Our Board, which will review its leadership structure periodically as part of its annual self-assessment process, further believes that its structure is presently appropriate to enable it to exercise its oversight of us.

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Risk Oversight and Board Structure

Through its direct oversight role, and indirectly through its committees, the Board performs a risk oversight function for the Company consisting of, among other things, the following activities: (1) at regular and special board meetings, and on an ad hoc basis as needed, receiving and reviewing reports related to the performance and operations of the Company; (2)reviewing and approving, as applicable, the compliance policies and procedures of the Company; (3) meeting with the portfolio management team to review investment strategies, techniques and the processes used to manage related risks; (4) meeting with, or reviewing reports prepared by, the representatives of key service providers, including the investment adviser, administrator, distributor, transfer agent, custodian and independent registered public accounting firm of the Company, to review and discuss the activities of the Company and to provide direction with respect thereto; and (5) engaging the services of the chief compliance officer of the Company to test the compliance procedures of the Company and its service providers. Gurpreet Chandhoke, who is an “interested person” of the Company as defined in Section 2(a)(19) of the 1940 Act, serves as both the chief executive officer and chairman of the Board. The Board feels that Mr. Chandhoke, as chief executive officer of the Company, is the director with the most knowledge of the Company’s business strategy and is best situated to serve as chairman of the Board. The Company’s charter, as well as regulations governing business development companies generally, requires that a majority of the Board be persons other than “interested persons” of the Company, as defined in Section 2(a)(19) of the 1940 Act. The Board does not currently have a lead independent director. The Board, after considering various factors, has concluded that its structure is appropriate at this time given the fact that it is a newly-formed entity with no assets. As the Company’s assets increase, the Board will continue to monitor its structure and determine whether it remains appropriate based on the complexity of the Company’s operations.

Compensation of Directors

Each of our independent directors is entitled to compensation for his services as a director in the amounts depicted below. We will not pay compensation to our interested directors. In addition, the independent directors will be reimbursed for reasonable out-of-pocket expenses incurred in connection with attending board and committee meetings. There are no pension or retirement benefits being offered to our directors at this time. Amounts payable under this arrangement are determined and paid quarterly in arrears as follows:

Net Asset Value	Annual Retainer Fee	Board Meeting and Committee Meeting Fees (in Person)	Board Meeting and Committee Meeting Fees (by Phone)	Annual Chairperson Fee
$0 to $100 million	$10,000	$500/$250	$250	$1,500
$100 million to $300 million	$20,000	$1,000/$500	$250	$2,500
$300 million to $500 million	$30,000	$1,500/$750	$250	$3,500
Above $500 million	$40,000	$2,000/$1,000	$250	$5,000

The following table sets forth the compensation of the Company’s directors for the year ended December 31, 2015:

Name	Fees Earned and Payable in Cash	All Other Compensation	Total
Interested Directors

Gurpreet S. Chandhoke	—	—	—
Stephen F. Shea	—	—	—
Independent Directors	—	—	—

Jeya Kumar	$13,500	—	$13,500
Amit Mahajan	$11,000	—	$11,000
Robert Winspear	$14,500	—	$14,500
Bhavin Shah	$6,457	—	$6,457

Attendance at Board and Committee Meetings

The Board and its committees have regular meetings. A quorum of members is established for each meeting held.

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Code of Ethics

We and our Manager have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to each code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements. You may read and copy the code of ethics at the SEC’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. In addition, the code of ethics is attached as an exhibit to the registration statement of which this prospectus is a part, and is available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You may also obtain copies of the code of ethics, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov , or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C.

Communications with the Board

Individuals who wish to communicate with the Company’s Board directly may do so by sending a letter to the home office: Board of Directors, VII Peaks Co-Optivist Income BDC II, Inc., c/o VII Peaks Capital, LLC, 4 Orinda Way, Suite 125-A, Orinda, CA 94563.

Related Party Transactions

Since August 20, 2013, the Company has been managed by VII Peaks Capital, LLC (the “Manager”). Prior to August 20, 2013 the Company was managed by VII Peaks-KBR BDC Advisor II, LLC (the “Prior Manager”), which was wholly-owned by VII Peaks-KBR, LLC which was a joint venture between the Manager and KBR Capital Advisors, LLC (“KBR”).

Investment Advisory Agreement

The Company has entered into an investment advisory agreement with the Manager to manage the Company’s investment activities dated August 20, 2013. Prior to August 20, 2013, the Company’s investment activities were managed by the Prior Manager pursuant to an investment advisory agreement that had substantially the same terms as the Company’s present agreement with the Manager. On August 22, 2016, the non-interested Board Members re-approved the agreement between the Manager and the Company under the agreement’s existing terms. Pursuant to the investment advisory agreement, the Manager implements the Company’s business strategy on a day-to-day basis and performs certain services for us, subject to oversight by our Board. The Manager is responsible for, among other duties, determining investment criteria, sourcing, analyzing and executing investment transactions, asset sales, financings and performing asset management duties. Under the investment advisory agreement, the Manager is entitled to a base management and incentive fee as outlined in the investment advisory agreement with the Company. The base management fee is 2% of net assets below $100 million; 1.75% of net assets between $100 million and $250 million; and 1.5% of net assets over $250 million. For the years ended December 31, 2015, 2014 and 2013, the Company incurred $0.8 million, $0.7 million and $0.4 million of base management fees, respectively.

The incentive fee has two parts. The first part, the subordinated incentive fee on income, is calculated and payable quarterly in arrears based upon the Company’s “pre-incentive fee net investment income” for the immediately preceding quarter. The subordinated incentive fee on income is 20% of pre-incentive net investment income subject to a quarterly return to investors, expressed as a rate of return on adjusted capital at the beginning of the most recently completed calendar quarter, of 2.0% (8.0% annualized). The second part of the incentive fee, the incentive fee on capital gains, is an incentive fee on capital gains earned on liquidated investments from the portfolio and is determined and payable in arrears as of the end of each calendar year (or upon termination of the investment advisory agreement). This fee equals 20% of the Company’s incentive fee capital gains, which will equal the Company’s realized capital gains on a cumulative basis from inception, calculated as of the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gains incentive fees. For the years ended December 31, 2015, 2014 and 2013, the Company did not incur any incentive fees related to net investment income or capital gains.

Under GAAP, the Company calculates capital gains incentive fees as if the Company had realized all assets at their fair values and liabilities at their settlement amounts as of the reporting date. GAAP requires that the capital gains incentive fee accrual assume the cumulative aggregate unrealized capital appreciation is realized, even though such unrealized capital appreciation is not payable under the investment advisory agreement. Accordingly, the Company accrues a provisional capital gains incentive fee taking into account any unrealized gains or losses. There can be no assurance that such unrealized capital appreciation will be realized in the future and that the provisional capital gains incentive fee will become payable.

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Under the investment advisory agreement, the Manager bears all offering and organizational expenses. Pursuant to the terms of the investment advisory agreement, the Company has agreed to reimburse the Manager for any such organizational and offering expenses incurred by the Manager not to exceed 1.5% of the gross subscriptions raised by the Company over the course of the offering period, which is currently scheduled to terminate two years from the initial offering date, unless extended. From each sale of common stock, the Company pays the Manager the lesser of 1.5% of the gross offering proceeds or the amount of unreimbursed offering and organizational expenses incurred by the Manager.

The Manager agreed to assume and pay the Company all amounts due the Company from the Prior Manager as reflected in the Company’s books and records as of August 20, 2013, including any amounts due under the Expense Reimbursement Agreement between the Company and the Prior Manager. The Company agreed to pay the Manager any reimbursable organization and offering expenses incurred by Prior Manager which the Company would otherwise be obligated to reimburse Prior Manager from future sales of the Company’s securities, beginning with any sales of securities occurring after August 20, 2013.

The Company expects that the Manager will continue to incur organizational and offering costs as the Company’s offering continues, and such additional organizational and offering costs will increase the amount to which the Manager will be entitled to reimbursement from gross offering proceeds. Organizational and offering expenses paid for by the Manager and reimbursed by the Company are expensed on the Company’s statement of operations as they are payable to the Manager.

Expense Reimbursement Agreement

 On November 9, 2012, the Company entered into an expense reimbursement agreement with the Prior Manager under which the Prior Manager agreed to reimburse the Company for all operating expenses, excluding management fees recognized on the quarterly financial statements of the Company for 2012, retroactive to the date of formation of the Company on August 3, 2011. In 2013, the expense reimbursement agreement was modified to exclude management fees and incentive fees payable to the Manager effective as of January 1, 2013. The Company terminated the expense reimbursement agreement with the Prior Manager when it terminated the investment advisory agreement with the Prior Manager on August 20, 2013. While the Company entered into a new investment advisory agreement with the Manager on August 20, 2013, it did not enter into a new expense reimbursement agreement with the Manager. However, the investment advisory agreement with the Manager includes the Manager’s undertaking to assume and pay the Prior Manager’s obligation to pay us the $1.3 million which had accrued under the Prior Manager’s expense reimbursement agreement. In consideration for such assumption, the Company agreed to pay the Manager all organization and offering costs previously borne by the Prior Manager, subject to the limitation that such organization and offering costs may only be reimbursed to the extent of 1.5% of offering proceeds.

Administration Agreement

 The Company has also entered into an administration agreement with the Manager under which the Manager provides the Company with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities and provides or oversees the performance of, the Company’s required administrative services, which include, among other things, being responsible for the financial records which the Company is required to maintain and preparing reports to its stockholders. Under the administration agreement, we are obligated to reimburse our Manager for our allocable portion of overhead cost incurred by the Manager. During the years ended December 31, 2015, 2014 and 2013, the Company reimbursed the Manager for $0.2 million, $0.1 million and $0.0 million in administration expenses under the administration agreement, respectively.

Section 16(a) Beneficial Ownership Reporting Compliance

Pursuant to Section 16(a) of the Exchange Act, the Company’s directors and executive officers, and any persons holding more than 10% of its common stock, are required to report their beneficial ownership and any changes therein to the SEC and the Company. Specific due dates for those reports have been established, and the Company is required to report herein any failure to file such reports by those due dates. Based solely on a review of the copies of such reports and written representations delivered to the Company by such persons, all filings were made timely during the year ending December 31, 2015.

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Required Vote

Each director shall be elected by a plurality of all the votes cast at the meeting in person or by proxy, provided that a quorum is present. Abstentions will not be included in determining the number of votes cast and, as a result, will have no effect on this proposal. Shares of common stock represented by broker non-votes are not considered votes cast and thus have no effect on this proposal.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF THE NOMINEE NAMED IN THIS PROXY STATEMENT.

Proposal No. 2- RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee and Board believe that the retention of OUM & Co., LLP to serve as our independent auditors is in the best interests of the Company and its shareholders.

Although the Company is not required to seek shareholder ratification on OUM & Co., LLP. appointment, the Board believes it is sound corporate governance to do so. Representatives from OUM & Co., LLP will be present at the annual meeting to answer any appropriate questions.

TERMINATION OF PREVIOUS AUDITOR

On June 27, 2016, the Company engaged OUM & Co., LLP (“OUM”) as its new independent registered public accounting firm for the fiscal year ended December 31, 2016, replacing Burr Pilger Mayer, Inc. (“BPM”) The Company’s audit committee participated in and approved the decision to dismiss BPM and appoint OUM & Co., LLP.

BPM’s audit reports on the Company’s financial statements for the fiscal years ended December 31, 2014 and 2015 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the Company’s two most recent fiscal years and the subsequent interim period from January 1, 2016 through June 27, 2016, (i) there were no disagreements between the Company and BPM on matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BPM, would have caused BPM to make reference to the subject matter of the disagreement in its report on the Company’s financial statements, and (iii) there were no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

During the Company’s two most recent fiscal years and the subsequent interim period from January 1, 2016 through June 27, 2016, neither the Company nor anyone acting behalf of the Company, consulted OUM regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that OUM concluded was an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a “disagreement” as defined in paragraph (a)(1) of item 304 of Regulation S-K and the related instructions thereto or a “reportable event” as described in paragraph (a)(1) of Item 304 of Regulation S-K.

AUDITOR RATIFICATION

We are asking for your ratification of OUM as our independent registered public accounting firm for fiscal year ending December 31, 2016. The table below summarizes the fees billed for the years ending December 31, 2015 and 2014.

	2015	2014
Audit Fees	$103,290	$71,000
Audit Related Fees	-	-
Tax Fees	5,250	5,000
Other	77,370	94,500
Total	$185,910	$170,500

Audit Fees: Audit fees include fees for services that normally would be provided by OUM in connection with statutory and regulatory filings or engagements and that generally only an independent accountant can provide. In addition to fees for the audit of our annual financial statements and the review of our quarterly financial statements in accordance with generally accepted auditing standard, this category contains fees for comfort letters, statutory audits, consents, and assistance with and review of documents filed with the SEC.

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Audit-Related Fees: Audit-related services consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards.

Tax Services Fees: Tax services fees consist of fees billed for professional tax services. These services also include assistance regarding federal, state, and local tax compliance.

All Other Fees: Other fees would include fees for products and services other than the services reported above.

Audit Committee Report 1

The Company’s Audit Committee has prepared this report for inclusion in this proxy statement. The Audit Committee has been established by the Board for the purpose of acting on behalf of the Board in fulfilling the Board’s responsibility to oversee the accounting and reporting practices. These include the quality and integrity of the financial statements and the internal control over financial reporting. The Committee also evaluates and makes the decision on the qualifications, independence and performance of the Company’s registered public accounting firm engaged as our independent auditors. Management has the primary responsibility for the financial statements and the reporting process, as well as the Company’s internal controls. BPM, our independent registered public accounting firm for the fiscal year ended 2015, was responsible for expressing an opinion on the conformity of our audited financial statements with Generally Accepted Accounting Principles, as well as an opinion on the effectiveness of our internal control over financial reporting.

The Audit Committee reviewed and discussed with both management and BPM the Company’s financial statements filed with the SEC for the fiscal year ended December 31, 2015. The Audit Committee discussed with the independent auditors the matters required to be discussed by Auditing Standard No. 114, The Auditors Communication with those Charged With Governance, as adopted by the PCAOB in Rule 32007.

The Audit Committee has established a pre-approval policy that describes the permitted audit, audit-related, tax, and other services to be provided by the Company’s outside auditor. Pursuant to the policy, the Audit Committee pre-approves the audit and non-audit services performed by the outside auditor in order to assure that the provision of such service does not impair the firm’s independence.

Any requests for audit, audit-related, tax, and other services that have not received general pre-approval must be submitted to the Audit Committee for specific pre-approval in accordance with its pre-approval policy, irrespective of the amount, and cannot commence until such approval has been granted. Normally, pre-approval is provided at regularly scheduled meetings of the Audit Committee or through email correspondence with the Audit Committee.

The Audit Committee received and reviewed the written disclosures and the letter from BPM required by applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”) regarding BPM’s communications with the Audit Committee concerning independence, and has discussed with BPM its independence. The Audit Committee has reviewed the audit fees paid by the Company to BPM.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements of the Company as of and for the year ended December 31, 2015 be included in the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2015 for filing with the SEC. For other reasons, the Audit Committee concurred with management’s decision to terminate BPM as the Company’s independent registered public accounting firm, and to retain OUM & Co. LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016.

Dated: April 11, 2016

Audit Committee Members:
Robert Winspear, Chairman
Jeya Kumar

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Required Vote

The affirmative vote of a majority of the votes cast at the meeting in person or by proxy is required to approve this proposal. Unless marked to the contrary, the shares represented by the enclosed proxy card will be voted for ratification of the appointment of OUM & Co., LLP as our independent registered public accounting firm of the Company for the year ending December 31, 2016. Because brokers will have discretionary authority to vote for the ratification of the selection of the Company’s registered independent public accounting firm in the event they do not receive voting instructions from the beneficial owner of the shares, your broker will be permitted to vote your shares for this proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL TWO TO RATIFY THE APPOINTMENT OF OUM & CO., LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR OUR FISCAL YEAR ENDING DECEMBER 31, 2016.

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Proposal No. 3 – APPROVE WITHDRAWAL OF THE COMPANY’S ELECTION TO BE TREATED AS A BUSINESS DEVELOPMENT COMPANY

Overview

Since the Company’s inception, it has operated as a business development company. A business development company is a closed-end fund that elects to be treated as a business development company under the Investment Company Act of 1940 (the “1940 Act”). As such, a business development company is subject to only certain sections of and rules under the 1940 Act, as well as the Securities Act of 1933, as amended (the “Securities Act”), and the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Business development companies typically invest in private or thinly traded public companies in the form of long-term debt or equity capital, with the goal of generating current income and/or capital growth. Business development companies can be internally or externally managed and may qualify to elect to be taxed as regulated investment companies, or RICs, for federal tax purposes if they so choose.

The Board of Directors now recommends that the Company withdraw its election to be treated as a business development fund. Once the election is withdrawn, the Company would immediately register as a closed-end investment company. As a closed-end investment company, the Company would remain subject to many of the same provisions of the 1940 Act that it is subject to as a business development company. The Company is proposing to convert from a business development company to a registered closed end fund because it believes that certain provisions of corporate law, state blue sky law and the 1940 Act will enable the Company to operate with a lower expense ratio, which will increase returns to investors, while allowing the Company to maintain the same investment strategy. Such provisions include:

•	Less frequent shareholder meetings;
•	Less frequent reports filed with the SEC;
•	Lower state blue sky compliance costs, since the common stock offered by the Company will constitute “covered securities” under Section 18 of the Securities Act, and therefore exempt from state blue sky regulation;
•	Cost savings associated with fact that broker compensation will be governed by NASDA Rule 2380 instead of FINRA Rule 2310.

The Company does not plan to change its investment strategy if it converts to a registered closed end fund. As set forth below, the Company proposes to adopt fundamental restrictions on its investment strategy that will enable the Company to maintain the same investment strategy.

Comparison of Material Features of a Business Development Company and a Closed End Fund

There are many similarities and differences between a business development company (BDC) and a closed end fund (CEF). Those similarities and differences are highlighted in the chart below.

	BDC	Closed End Fund
Incentive Fees on Capital Gains	Permitted if based on realized gains calculated net of realized and unrealized losses.	Only permitted if all investors are qualified clients, or as a fulcrum fee.

Offering Expenses	FINRA Rule 2310 limits to no more than 15% of gross offering proceeds (including commissions).	NASD Rule 2380 does not place a limit on overall offering expenses.

Brokerage Commissions	FINRA Rule 2310 limits to no more than 10% of gross offering proceeds.	NASD Rule 2380 allows only with a range of 6.5% to 8.5%, based on whether the CEF has rights of accumulation and volume discounts.

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Other Types of Fees or Charges
Asset-Based Sales Charge	Not addressed by FINRA Rule 2310.	NASD Rule 2380 limits to 0.75% of assets, but subject to the overall sales charge cap.

Shareholder Service Fees	Not addressed by FINRA Rule 2310.	NASD Rule 2380 limits to 0.25% of assets, but not subject to commission cap and can be paid in perpetuity.

Contingent Deferred Sales Load (CDSL)	Not addressed by FINRA Rule 2310.	Subject to overall commission limit of NASD Rule 2380.

Fundamental Policies	Not required by BDC’s.	CEF is required to establish and disclose fundamental policies regarding investment of assets.

Eligible Investments	At least 70% of assets must be Eligible Portfolio Companies, as defined in Section 2(46) under the 1940 Act	Subject to fundamental policy adopted by board.

Management Assistance	Required to provide assistance to at least one investment, and offer it to all Eligible Portfolio Companies.	Not required

Custody Rule	Subject to Section 17(f) of 1940 Act and rules thereunder.	Subject to Section 17(f) of 1940 Act and rules thereunder.

Fidelity Bond Requirement	Subject to Section 17(g) of 1940 Act and rules thereunder	Subject to Section 17(g) of 1940 Act and rules thereunder.

Annual Meetings	Required by State Blue Sky laws.	Not required by State Blue Sky laws.

Board of Directors	At least a majority must be independent.	At least 40% of directors must be independent.

Periodic Filings	Files periodic reports required by Sections 13 or 15 of 1934 Act.	Files periodic reports required by Section 30 of 1940 Act.

Shareholder Meeting to Elect Directors	Elected at each annual meeting.	At any time that less than half of directors were elected by shareholders.

Conflict of Interest Rules	Governed by Section 56 of 1940 Act.	Governed by Section 17 of 1940 Act.

State Blue Sky Requirements	Offering must be approved in each state on state-by-state basis as a coordinated offering, and subject to review and special state requirements in each state; states are entitled to review and impose special requirements for sales to state residents.	Shares are covered securities, and thus offering of shares are not subject to state regulation (other than notice and fee requirements). States are barred from reviewing closed end fund offerings.

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Board of Directors (one class offered)	At least a majority must be independent.	At least 40% of directors must be independent.

Leverage	Asset coverage of 200% (i.e., 50% leverage).	Asset coverage of 300% (i.e., 33 1/3% leverage)

Registration as a Closed End Fund

When the Company withdraws its election to be treated as a business development company, it will be required to register immediately as a closed end fund under the 1940 Act because it will not be eligible for any exemption from registration. The 1940 Act requires that a closed end fund adopt certain fundamental investment restrictions in its initial registration statement under the 1940 Act. A business development company is not required to have fundamental investment restrictions. Instead, business development companies are required to have at least 70% of their assets invested in eligible portfolio companies, which acts as a substitute for the fundamental investment restrictions that closed end funds are otherwise subject to.

The Board of Directors has resolved to adopt the following fundamental investment restrictions in the event shareholders vote to approve the withdrawal of the Company’s election to be treated as a business development company. The proposed fundamental investment restrictions are designed to allow the Company to continue investing its assets in approximately the same manner in which it has been conducted as a business development company. Shareholders should consider the following fundamental investment restrictions to which the Company will be subject in evaluating whether to approve the Company’s proposal to withdraw its election to be treated as a business development company.

Fundamental investment restriction regarding borrowing.

The 1940 Act imposes certain limitations on the borrowing activities of investment companies. Borrowing limitations are generally designed to protect shareholders and their investments by restricting an investment company’s ability to subject its assets to the claims of creditors that, under certain circumstances, might have a claim to the fund’s assets that would take precedence over the claims of shareholders upon redemption or liquidation.

Under the 1940 Act, a closed end fund may borrow up to 33 1/3% of its total assets (including the amount borrowed). In contrast, business development companies are entitled to borrow up to 50% of their total assets. Funds typically borrow money to meet redemptions or for other short-term cash needs in order to avoid forced, unplanned sales of portfolio securities. This technique affords a fund greater flexibility by allowing its investment manager to buy and sell portfolio securities primarily for investment or tax considerations, rather than for cash flow considerations. The Company may be subject to some additional costs and risks inherent in borrowing, such as reduced total return and increased volatility. Borrowing for investment purposes will result in leveraging of the Company’s assets and may cause the Company to liquidate portfolio positions when it would not be advantageous to do so. The additional costs and risks to which the Company may be exposed are limited, however, by the borrowing limitations imposed by the 1940 Act and any rule, exemption or interpretation thereof that may be applicable.

The Company proposes that its fundamental investment restriction regarding borrowing be:

The Company may borrow money, except to the extent permitted by the 1940 Act, or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC.

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The fundamental investment restriction regarding borrowing will permit the Company to borrow the maximum amount that is permitted for a closed end fund under the 1940 Act. The Company may use the proceeds of any borrowing for any purpose permitted under the 1940 Act, including to purchase additional investments, to meet redemptions or for other short-term cash needs.

Fundamental investment restriction regarding underwriting.

Under the federal securities laws, a person or company generally is considered to be an underwriter if the person or company participates in the public distribution of securities of other issuers, which involves purchasing securities from the issuer with the intention of re-selling the securities to the public. From time to time, an investment company may purchase securities in a private transaction for investment purposes and later sell or redistribute the securities to institutional investors. Under these or other circumstances, the Company could possibly be considered to be within the technical definition of an underwriter under the federal securities laws. SEC Staff interpretations have clarified, however, that re-sales of privately placed securities by institutional investors, such as the Company, do not necessarily make the institutional investor an underwriter in these circumstances. In addition, under certain circumstances, the Company may be deemed to be an underwriter of its own securities.

The proposed fundamental investment restriction regarding underwriting is as follows:

The Company may not act as an underwriter of securities of other issuers, except to the extent the Company may be deemed to be an underwriter when disposing of securities it owns.

Fundamental investment restriction regarding making loans.

Under the 1940 Act, a fund must describe, and designate as fundamental, its policy with respect to making loans. For this purpose, the term “loans” does not include the purchase of a portion of an issue of publicly distributed bonds, debentures, or other securities, whether or not the purchase was made upon the original issuance of the securities. However, the term “loan” includes the loaning of cash or portfolio securities to any person, the purchase of certain debt instruments and entering into repurchase agreements.1

Under SEC Staff interpretations, lending by an investment company, under certain circumstances, may also give rise to issues relating to the issuance of senior securities. To the extent that the Company enters into lending transactions under these limited circumstances, the Company will continue to be subject to the limitations imposed under the 1940 Act regarding the issuance of senior securities.

The proposed fundamental investment restriction regarding making loans is as follows:

The Company may not make loans if, as a result, more than 33 1/3% of its total assets would be lent to other persons, including other investment companies to the extent permitted by the 1940 Act or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC. This limitation does not apply to (1) the lending of portfolio securities, (2) the purchase of debt securities, other debt instruments, loan participations and/or engaging in direct corporate loans in accordance with its investment goals and policies, and (3) repurchase agreements to the extent the entry into a repurchase agreement is deemed to be a loan.

The proposed fundamental investment restriction on lending, rather than prohibiting lending to other persons, places an overall limit on such lending and provides that the Funds may not make loans if, as a result, more than 33 1/3% of its total assets would be lent to other persons (including other investment companies as permitted by the 1940 Act and any exemptions therefrom). The proposed restriction includes the following exclusions from the restriction: (1) the lending of portfolio securities; (2) the purchase of debt securities, other debt instruments, loan participations and/or engaging in direct corporate loans in accordance with a Fund’s investment goals and policies; and (3) repurchase agreements to the extent the entry into a repurchase agreement is deemed to be a loan. The proposed investment restriction provides the Company with flexibility by permitting it to invest in non-publicly distributed debt securities, loan participations and direct corporate loans. Because the proposed lending investment restriction would provide the Company with greater flexibility to invest in non-publicly distributed debt securities, loan participations and other direct corporate loans, the Company may be exposed to additional risks associated with such securities, including general illiquidity, greater price volatility and the possible lack of publicly available information about issuers of privately placed debt obligations and loan counterparties.

1 A repurchase agreement involves a fund’s purchase of certain high-quality, liquid obligations with a simultaneous agreement by the seller of those securities to repurchase them at the original purchase price plus accrued interest.

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Fundamental investment restriction regarding investments in real estate.

Under the 1940 Act, a fund’s restriction regarding investments in real estate must be fundamental. The 1940 Act does not prohibit an investment company from investing in real estate, either directly or indirectly. The Company proposes that its fundamental investment restriction regarding real estate investments be:

The Company may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Company from (i) purchasing or selling securities or instruments secured by real estate or interests therein, securities or instruments representing interests in real estate or securities or instruments of issuers that invest, deal or otherwise engage in transactions in real estate or interests therein, and (ii) making, purchasing or selling real estate mortgage loans.

The proposed investment restriction would permit the Company to invest in both marketable and non-marketable securities secured by real estate or interests therein, including real estate limited partnership interests, and real estate related securities or instruments for which there is a limited or no market. The proposed restriction would also permit the Company to hold and sell real estate acquired by the Company as a result of owning a security or other instrument. Investing in real estate related securities may increase the Company’s exposure to certain risks inherent to investments in real estate, such as relative illiquidity, difficulties in valuation and greater price volatility.

Fundamental investment restriction regarding investments in commodities.

The most common types of commodities are physical commodities such as wheat, cotton, rice and corn. However, under the federal securities and commodities laws, certain financial instruments such as futures contracts and options thereon, including currency futures, stock index futures or interest rate futures, may, under limited circumstances, also be considered to be commodities. Funds typically invest in futures contracts and related options on these and other types of commodity contracts for hedging purposes, to implement a tax or cash management strategy, or to enhance returns.

The proposed fundamental investment restriction regarding investments in commodities is as follows:

The Company may not purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments, provided that this restriction does not prevent the Company from investing in commodities contracts for the purpose of hedging its investment portfolio, including currency futures, stock index futures, interest rate futures and options thereon.

Fundamental investment restriction regarding issuing senior securities.

A “senior security” is an obligation of a fund, with respect to its earnings or assets, that takes precedence over the claims of the fund’s shareholders with respect to the same earnings or assets. The 1940 Act generally prohibits a closed end fund from issuing senior securities in order to limit the fund’s ability to use leverage. In general, leverage occurs when a fund borrows money to enter into securities transactions or acquires an asset without being required to make payment until a later time.

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SEC Staff interpretations allow a closed end fund, under certain conditions, to engage in a number of types of transactions that might otherwise be considered to create “senior securities,” for example, short sales, certain options and futures transactions, reverse repurchase agreements and securities transactions that obligate the fund to pay money at a future date (such as when-issued, forward commitment or delayed delivery transactions). According to SEC Staff interpretations, when engaging in these types of transactions, in order to avoid creating a senior security, a closed end fund must either (i) mark on its books or its custodian’s books, or segregate with its custodian bank, cash or other liquid securities to cover its future obligations; or (ii) otherwise cover such obligation, in accordance with guidance from the SEC. This procedure limits the amount of a fund’s assets that may be invested in these types of transactions and the fund’s exposure to the risks associated with senior securities.

The proposed fundamental investment restriction regarding issuing senior securities is as follows:

The Company may not issue senior securities, except to the extent permitted by the 1940 Act or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC.

The proposed restriction would permit the Company to issue senior securities as permitted under the 1940 Act or any relevant rule, exemption or interpretation thereunder issued by the SEC. The proposed restriction also would clarify that the Company may, provided that certain conditions are met, engage in those types of transactions that have been interpreted by the SEC Staff as not constituting senior securities, such as covered reverse repurchase transactions, futures, permitted borrowings, short sales and the other investments and strategies previously carved out by the SEC.

The Company does not have any present intention of changing its current investment strategies regarding transactions that may be interpreted as resulting in the issuance of senior securities. Therefore, the Board of Directors does not anticipate that the restriction will result in additional material risk to the Company. Any additional risks to which the Company may be exposed would also be limited by the restrictions on issuing senior securities imposed by the 1940 Act and any rule, exemption or interpretation thereof that may be applicable.

Fundamental investment restriction regarding industry concentration.

The SEC Staff takes the position that a fund “concentrates” its investments if it invests more than 25% of its “net” assets (exclusive of certain items such as cash, U.S. government securities, securities of other investment companies, and certain tax-exempt securities) in any particular industry. An investment company is not permitted to concentrate its investments in any particular industry unless it discloses its intention to do so, and the SEC Staff generally takes the position that a fund may not reserve the right to concentrate its investments in the future.

The proposed fundamental investment restriction regarding industry concentration for industry concentration is as follows:

The Company may not invest more than 25% of the Company’s net assets in securities of issuers in any one industry (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies).

Fundamental investment restriction regarding diversification of investments.

The 1940 Act requires each investment company to recite in its registration statement such investment company’s status as either a “diversified” or “non-diversified” fund. If the Company is “diversified,” it may not purchase the securities of any one issuer if, at the time of purchase, with respect to 75% of the Company’s total assets, more than 5% of its total assets would be invested in the securities of that issuer, or the Company would own or hold more than 10% of the outstanding voting securities of that issuer. Up to 25% of the Company’s total assets may be invested without regard to these limitations. Under the 1940 Act, these limitations do not apply to securities issued or guaranteed as to principal or interest by the U.S. government or any of its agencies or instrumentalities, or to the securities of other investment companies.

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The proposed fundamental investment restriction regarding diversification of investments is as follows:

The Company will not be limited in the percentage of the Company’s assets that may be invested in the securities of any one issuer.

The Company currently operates as a non-diversified business development company. Even though the Company has not been subject to the 1940 Act’s diversification requirements, in order to obtain the favorable tax treatment afforded RICs under the Internal Revenue Code of 1986, as amended (the “Code”), the Company is required to comply with the diversification requirements for RICs under Subchapter M of the Code. The requirements of Subchapter M of the Code are applicable to all investment companies that wish to be eligible for the favorable tax treatment afforded RICs; they need not be adopted by investment companies as part of their investment restrictions. The Board of Directors is recommending that the Company continue to operate as a non-diversified fund, as defined under the 1940 Act.

Because the Company will continue to operate as non-diversified fund under the 1940 Act and intends to continue to comply with the requirements of Subchapter M of the Code (which is applicable to all RICs, diversified, as well as non-diversified, funds), it is expected that the fundamental diversification requirements as described above will not have any effect on the Company.

Required Vote

The affirmative vote of the holders of a "majority of the outstanding shares" (as defined under the 1940 Act) of the Company's common stock is required to approve this proposal to withdraw the Company's election to be treated as a BDC under the 1940 Act. The 1940 Act defines "majority of the outstanding shares" as the vote (A) of 67% or more of the voting securities, if the holders of more than 50% of the outstanding voting securities of the Company are represented in connection with such vote; or (B) of more than 50% of the outstanding voting securities of the Company, whichever is the less. Unless marked to the contrary, the shares represented by the enclosed proxy card will be voted for ratification of withdrawal of the Company’s election to be treated as a business development company. Abstentions will not be included in determining the number of votes cast and, as a result, will have no effect on this proposal. Shares of common stock represented by broker non-votes are not considered votes cast and thus have no effect on this proposal.

The Company reserves the right to decline to withdraw its election to be treated as a business development company, even if it is approved by shareholders, if Proposals Four, Five and Six are not also approved by shareholders.

 THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL THREE TO RATIFY THE WITHDRAWAL OF THE COMPANY’S ELECTION TO BE TREATED AS A BUSINESS DEVELOPMENT COMPANY.

Proposal No. 4 - APPROVE THE REORGANIZATION OF THE COMPANY AS A DELAWARE STATUTORY TRUST

Reasons for the Proposed Reorganization

The Company is currently a Maryland corporation. Should shareholders approve the withdrawal of the Company’s election to be treated as a business development company, the Company proposes to reorganize as a Delaware statutory trust (a “Delaware Trust”). The reorganization would conform the Company’s business form and state of incorporation with the form and state of incorporation of most registered closed end funds.

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Differences Between a Delaware Statutory Trust and a Maryland Corporation

Investment companies formed as Delaware statutory trusts have certain advantages over investment companies organized as Maryland corporations. Under Delaware statutory trust law, investment companies are able to simplify their operations by reducing administrative burdens. For example, Delaware law allows a Delaware statutory trust to file a one-page Certificate of Trust with the State of Delaware, which rarely needs to be amended. In contrast, Maryland corporations must file any amendments or supplements to their articles of incorporation with the Maryland Secretary of State (for example, to increase the amount of authorized shares of stock or to designate and create additional classes or series of shares). Such filings and any related filing fees are not required in Delaware.

 Funds organized as Delaware statutory trusts also have greater flexibility in structuring shareholder voting rights and shareholder meetings. For example, under Maryland law, certain fund transactions, such as mergers, certain reorganizations and liquidations, are subject to mandatory shareholder votes, some of which may require a super-majority vote. The Delaware Statutory Trust Act (“DSTA”) allows a fund to provide in its governing documents that each of these types of transactions may go forward with only trustee approval; all are subject, however, to any special voting requirements of the 1940 Act. Finally, Maryland corporate law imposes more stringent record date, notice, quorum and adjournment provisions than the DSTA, which may cause shareholder meetings to be more costly and may make obtaining any necessary shareholder approvals more difficult.

 Finally, Delaware has a well-established body of legal precedent in the area of corporate law that may be relevant in deciding issues pertaining to a Delaware statutory trust. This could benefit a Delaware statutory trust and its shareholders by, for example, making litigation involving the interpretation of provisions in the Delaware statutory trust’s governing instruments less likely or, if litigation should be initiated, less burdensome or expensive.

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Below is a chart outlining some of the other differences between a Delaware statutory trust and a Maryland corporation.

	Maryland Corporation	Delaware Statutory Trust

Governance	Operations are governed by Articles of Incorporation and its bylaws. Business and affairs are managed under the supervision of the Board of Directors.	Operations are governed by its Declaration of Trust and its bylaws. Business and affairs are managed under supervision of Board of Trustees.

Voting Rights- Quorum	Holders of a majority of the stock of the acquired fund entitled to vote at a shareholder meeting will constitute a quorum.	40% of outstanding shares entitled to vote at a meeting and who are either present or represented by proxy, will constitute a quorum.

Shareholder Liability	None beyond consideration for unpaid stock.	The Board of Trustees may cause a shareholder to pay for services to that shareholder that are beyond the customary services provided for the benefit of all shareholders.

Liability Among Series	Allocation of assets and liabilities is determined by the Board of Directors. Liabilities of a particular series are only enforceable against the assets of that series, and not against the fund generally or another series.	Each series will be separate and distinct from any other series and shall hold and account for the assets and liabilities belonging to any series separately from the assets and liabilities of the trust or any other series.

Directors/ Trustees- Removal	Each director of a fund will serve until the director’s successor is duly elected and qualified, except in the event of the director’s death, resignation, removal or the earlier termination of the director’s term of office. A director may be removed with or without cause, unless the company provides otherwise.	Any trustee may be removed, with or without cause, by the Board of Trustees, by action of a majority of the trustees then in office, or by the vote of the shareholders at any meeting called for that purpose.

Directors/ Trustees- Liability	A director of a Maryland corporation who performs his or her duties in accordance with certain standards of conduct is generally immune from liability. A director shall perform his or her duties: (1) in good faith; (2) in a manner he or she reasonably believes to be in the best interests the corporation; and (3) with the care that an ordinarily prudent person in a like position would use under similar circumstances.	Any person who is or was a trustee, officer, employee or other agent the trust shall be liable to the trust and its shareholders only for (1) any act or omission that constitutes a bad faith violation of the implied contractual covenant of good faith and fair dealing, or (2) the person’s own willful misfeasance, bad faith, gross negligence or reckless disregard of the person’s duties. Except in these instances, these persons shall not be responsible or liable for any act or omission of any other agent of the trust or its investment adviser or principal underwriter to the fullest extent that limitations of liability are permitted by the Delaware Act.

Shareholders- Inspection Rights	A shareholder of a fund may, during normal business hours, inspect and copy the by-laws, minutes, annual reports and certain other corporate documents on file at the fund’s principal office. Any person who has held at least five percent (5%) of any class of a corporation’s stock for at least six (6) months is entitled to request certain other documents relating to the corporation’s affairs. The corporation shall prepare and make such information available within twenty (20) days after a qualifying shareholder request is made.

A shareholder may inspect certain information as to the governance and affairs of its trust for any purpose reasonably related to the shareholder’s interest as a shareholder. However, reasonable standards governing the information and documents to be furnished and the time and location of furnishing them (including limitations as to regular business hours) may be established.

The Board may keep confidential from shareholders for a reasonable period of time any information that the Board or the officer reasonably believes to be in the nature of trade secrets or other information that the Board or the officer in good faith believes: (1) would not be in the best interests of the trust to disclose; (2) could damage the respective trust; or (3) that the respective trust is required by law or by agreement with a third party to keep confidential.

Derivative Actions	A derivative action may be brought by a stockholder if a demand upon the board of directors to bring the action is improperly refused or if a request upon the board of directors would be futile.	A derivative action may be brought by a stockholder if a demand upon the board of directors to bring the action is improperly refused or if a request upon the board of directors would be futile.

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Effect of Shareholder Approval of the Plan of Reorganization

Under the 1940 Act, the shareholders of a closed-end fund must elect directors and approve the initial investment management agreement for that fund. As such, if the reorganization is approved and the Company is reorganized into a Delaware statutory trust, the shareholders would need to vote on these items for the Delaware statutory trust. However, shareholder approval of the reorganization will also constitute, for purposes of the 1940 Act, shareholder approval of: (1) the election of the Directors of the Board of Directors who are in office at the time of the reorganization as Trustees of the Delaware Trust, and (2) an Investment Management Agreement between the Delaware Trust and the Manager. This action will enable the Delaware Trust to satisfy the requirements of the 1940 Act without involving the time and expense of another shareholder meeting.

Agreements

As a result of the reorganization, the Company will assign its custody agreement, transfer agent agreement and fund administration agreement to the Delaware Trust. Therefore, there will be no change to the agreements as a result of the reorganization. The Company’s bylaws, code of ethics and dividend reinvestment plan will also need to be changed as a result of the reorganization, though they will be substantially identical to their current form.

Fiscal Year

The Company currently operates on a fiscal year ending December 31. Following the reorganization, the Company will also operate on a fiscal year ending December 31. This is contingent upon the approval of the withdrawal of the business development company election.

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Investment Objectives, Principal Investment Strategy and Fundamental Investment Restrictions

It is not anticipated that the reorganization, if approved, would affect your investment in the Company or how the Company is managed on a day to day basis. However, although the Delaware Trust’s investment objective will remain the same, the reorganization is being conducted in conjunction with a withdrawal of the Company’s election to be treated as a business development company, which means that the Delaware Trust will not be subject to the limitation that at least 70% of its investments be in Eligible Portfolio Companies. Instead, the Delaware Trust’s investments will be limited by the fundamental policy the Delaware Trust adopts with regard to investments. This will allow the Company to participate in prudent investment opportunities and increase the diversity of its investments. The reorganization will not result in a change to the Board members or officers and will not alter their existing duties to act with due care and in the investors’ interests.

Expenses

Since the reorganization will benefit the Company and its investors, the Board has authorized that the expenses incurred in the reorganization, including the costs associated with soliciting proxies, shall be paid by the Company, whether or not the reorganization is approved by the investors or completed.

Procedures for Reorganization

The DE Trust was created solely for the purpose of becoming the successor organization to, and carrying on the business of, the Company. To accomplish the reorganization, the Company will transfer all of its portfolio securities and any other assets, subject to its related liabilities, to the DE Trust. In exchange for these assets and liabilities, the DE Trust will issue its own shares to the Company, which will then distribute those shares pro rata to you as a shareholder of the Company. Through this procedure, you will receive exactly the same number and dollar amount of shares of the applicable DE Trust as you held in the Company on the date of the reorganization. The net asset value of each share of the DE Trust will be the same as that of the Company on the date of the reorganization. You will retain the right to any declared but undistributed dividends or other distributions payable on the shares of the Company that you may have had as of the effective date of the reorganization. On the effective date of the reorganization, each certificate, if any, representing shares of the Company will represent an identical number of shares of the DE Trust. As soon as practicable after the date of the reorganization, the Company will be dissolved and will cease its existence.

The Board may terminate and abandon the reorganization at any time prior to the effective date of the reorganization if it determines that proceeding with the reorganization is inadvisable and not in the best interests of Company shareholders. If the reorganization is not approved by shareholders of the Company, or if the Board abandons the reorganization, the Company will continue to operate as a Maryland corporation.

Tax Consequences

It is anticipated that the reorganization of the Company into the Delaware Trust will be tax-free for federal income tax purposes under Section 368 of the Internal Revenue Code of 1986, as amended, so shareholders will not experience a taxable gain or loss when the reorganization is completed. Consummation of the reorganization is subject to receipt of a legal opinion from the law firm of Smith, Gambrell and Russell, tax counsel to the Company and the DE Trust, that, under the Internal Revenue Code of 1986, as amended, the exchange of assets of the Company for the shares of the DE Trust, the transfer of such shares to the holders of shares of the Company, and the liquidation and dissolution of the Company pursuant to the Plan will not give rise to the recognition of a gain or loss for federal income tax purposes to the Company, the DE Trust, or shareholders of the Company or the DE Trust. A shareholder's adjusted basis for tax purposes in the shares of the DE Trust after the exchange and transfer will be the same as his or her adjusted basis for tax purposes in the shares of the Company immediately before the exchange.

Each shareholder should consult his or her own tax advisor with respect to the details of these tax consequences and with respect to state and local tax consequences of the proposed transaction. The net asset value of the shares of the Company will not be affected by the Reorganization. The trust has been organized specifically for the purpose of effecting the reorganization. The reorganization will not result in the recognition of income, gain or loss for federal income tax purposes to the Company or the trust.

Required Vote

The affirmative vote of the holders of a "majority of the outstanding shares" (as defined under the 1940 Act) of the Company's common stock is required to approve this proposal to withdraw the Company's election to be treated as a BDC under the 1940 Act. The 1940 Act defines "majority of the outstanding shares" as the vote (A) of 67% or more of the voting securities, if the holders of more than 50% of the outstanding voting securities of the Company are represented in connection with such vote; or (B) of more than 50% of the outstanding voting securities of the Company, whichever is the less. Unless marked to the contrary, the shares represented by the enclosed proxy card will be voted for ratification of the reorganization of the Company as a Delaware statutory trust. Abstentions will not be included in determining the number of votes cast and, as a result, will have no effect on this proposal. Shares of common stock represented by broker non-votes are not considered votes cast and thus have no effect on this proposal. These rights under Delaware law are modified to the extent that the 1940 Act sets different requirements.

The Company reserves the right to decline to reorganize as a Delaware statutory trust, even if it is approved by shareholders, if Proposals Three, Five and Six are not also approved by shareholders.

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THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL FOUR TO RATIFY THE REORGANIZATION OF THE COMPANY INTO A DELAWARE STATUTORY TRUST.

Proposal No. 5 – APPROVAL OF AMENDED AND RESTATED INVESTMENT ADVISORY AGREEMENT WITH THE COMPANY’S MANAGER, VII PEAKS CAPITAL, LLC

Should shareholders approve the withdrawal of the Company’s election to be treated as a business development company, the Company proposes to enter into a new investment advisory agreement with the Company’s the Manager. The purpose is to change provisions that are not permitted for a closed end fund, or are permitted but are not customarily used in connection with closed end funds. Below is a chart summarizing the proposed changes to the investment advisory agreement. The chart is followed by a more in depth discussion of key differences.

	Current Investment Advisory Agreement	Proposed Amended and Restated Investment Advisory Agreement
Fees- Management	2.00% if our net assets are below $100 million; 1.75% if our net assets are between $100 million and $250 million; and 1.50% if our net assets are above $250 million. Fee is payable monthly in arrears.	2.00% if our gross assets are below $100 million; 1.75% if our gross assets are between $100 million and $250 million; and 1.50% if our gross assets are above $250 million. Fee is payable monthly in arrears.

Incentive Fee on Net Investment Income	20% of net investment income above a hurdle rate of 8% per annum, paid quarterly.	No change.

Incentive Fee on Capital Gains	20% of realized capital gains, less realized and unrealized capital losses.	Eliminated.

Future Offering Expenses	Incurred by the manager and reimbursed at the rate of 1.5% of gross offering proceeds.	Incurred and paid by the Company.

Past Offering Expenses paid by Manager	Only reimbursable to the extent of 1.5% of gross offering proceeds.	No change.

Fees Under Current Agreement

Under the current investment advisory agreement, dated August 20, 2013, the Manager is paid a management fee computed as follows and payable monthly in arrears: 2.00% if our net assets are below $100 million; 1.75% if our net assets are between $100 million and $250 million; and 1.50% if our net assets are above $250 million.

Currently, the Manager may receive a subordinated incentive fee on net investment income which is calculated and payable quarterly in arrears based upon the Company’s “pre-incentive fee net investment income” for the immediately preceding quarter, and will be 20% but subordinated to a return on adjusted capital equal to 2.0% per quarter (an annualized rate of 8.0%). No subordinated incentive fee on income is payable in any calendar quarter in which pre-incentive fee net investment income does not exceed the preferred quarterly return of 2.0% on adjusted capital. For any calendar quarter in which the pre-incentive fee net investment income exceeds 2.0% of adjusted capital, the subordinated incentive fee on income shall equal 20.0% of pre-incentive fee net investment income, if any, that exceeds 2.0%.

The Manager may also receive an incentive fee on capital gains. An incentive fee on capital gains earned on liquidated investments of the portfolio will be determined and payable in arrears as of the end of each calendar year (or upon termination of the investment advisory agreement) and will equal 20.0% of the Company’s incentive fee on capital gains, which will equal the Company’s realized capital gains on a cumulative basis from inception, calculated as of the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gains incentive fees.

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Fee Changes Under New Investment Advisory Agreement

Under the proposed investment advisory agreement, the Manager will receive a base management fee in the same percentages as under the current agreement, except that the fee will be calculated on gross assets instead of net assets. The difference means that the Manager will receive a management fee on assets acquired with leverage under the proposed agreement, while it would not receive such a fee under the current agreement. The change is being made because most closed end funds assess the management fee on gross assets instead of net assets, and therefore the change brings the management agreement in line with industry practice. Under the proposed investment advisory agreement, the Manager will continue to be entitled to an incentive fee on net investment income, calculated the same way it is calculated under the current agreement. However, the incentive fee on capital gains will be eliminated under the proposed agreement.

The following table sets forth the percentage of projected net assets that will be expended by the Company to pay operating expenses under the proposed investment advisory agreement, based upon no leverage, leverage at the maximum permitted 1940 Act (33.33% of gross assets) and leverage of one-half of the maximum permitted by the 1940 Act (16.67% of gross assets). The table also estimates pro forma Other Expenses over the next twelve months, after taking into consideration historical expense levels adjusted for cost savings that the Company expects to realize from the conversion from a business development company to a closed end fund, as well as the settlement or disposition of certain pending litigation. However, we caution you that some of the percentages indicated in the table below are estimates and may vary. The following table and example should not be considered a representation of our future expenses. Actual expenses may be greater or less than those shown below.

	Leverage 0% of Gross Assets	Leverage 16.67% of Gross Assets	Leverage 33.33% of Gross Assets

Estimated annual expenses (as a percentage of net assets attributable to common shares)
Base management fees (2)	2.0%	2.4%	3.0%
Incentive fees payable under the Investment Advisory Agreement (20% of net investment income) (3)	—%	—%	—%
Interest expenses (4)	—%	0.6%	1.5%
Other expenses (5)	2.6%	2.6%	2.6%
Total Annual Expenses (estimated)	4.6%	5.6%	7.1%

(1)	The percentages assume that our average net assets are $45.1 million over the 12 month period beginning on October 1, 2016, which is based on the assumption that we sell $30 million worth of our shares of common stock during the 12 month period beginning on October 1, 2016, that our net offering proceeds from such sales equal $28.05 million, that our beginning and ending net assets are $32.2 and $58 million, respectively, for average net assets during such period equal one-half of the difference between the beginning and ending net asset values for such 12 month period, or $45.1 million. There can be no assurance that we will sell $30 million worth of our shares during the twelve months following October 1, 2016.

(2)	Under the proposed investment advisory agreement, our base management fee will be calculated as follows and payable monthly in arrears:
•	2.00% if our gross assets are below $100 million;
•	1.75% if our gross assets are between $100 million and $250 million; and
•	1.50% if our gross assets are above $250 million.

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Under our existing investment advisory agreement, base management fees are calculated on net assets instead of gross assets. As a result, under our proposed investment advisory agreement management fees will increase as gross assets increase as a result of the use of leverage, whereas under the existing investment advisory agreement base management fees would not increase as a result of the use of leverage.

(3)	We have assumed that the Manager is entitled to aggregate incentive fees of $0 over the 12-month period commencing on October 1, 2016, based on our operating results for the twelve months ended June 30, 2016 and the weighted average interest rate of investments in our investment portfolio. The incentive fee is calculated and payable quarterly in arrears based upon our “pre-incentive fee net investment income” for the immediately preceding quarter. The subordinated incentive fee on income will be 20% of pre-incentive fee net investment income subject to a quarterly return to investors, expressed as a rate of return on adjusted capital at the beginning of the most recently completed calendar quarter, of 2.0% (8.0% annualized). “Adjusted capital” shall mean cumulative gross proceeds generated from sales of our common stock (including our distribution reinvestment plan) reduced for distributions to investors of proceeds from non-liquidating dispositions of our investments and amounts paid for share repurchases pursuant to our share repurchase program.

(4)	Interest expense assumes that interest expense is 3% per annum of the amount of leverage incurred, which is the rate that we currently pay under our line of credit with Wells Fargo, N.A.

(5)	Other Expenses, or expenses incurred in connection with administering our business, consist of accounting, legal and auditing fees, the reimbursement of our chief financial officer and related staff and expenses incurred in connection with hedging our investment portfolio, but do not include offering expenses or management and incentive fees due the Manager. We estimate that our Other Expenses for the 12 months beginning on October 1, 2016 will be approximately $1.2 million, which we estimated based on the amount of Other Expenses that we incurred in the six months ended June 30, 2016, less adjustments for certain cost savings that expect to incur in the following areas: lower professional fees attributable to operating as a closed end fund; lower blue sky fees; and lower professional fees as a result of the settlement or disposition of litigation involving Relativity Media, LLC.

Expenses

Under the current advisory agreement, the Manager is required to bear all organizational and offering costs incurred by the Company, and is entitled to reimbursement only to the extent of 1.5% of the gross offering proceeds received by the Company. Under the proposed advisory agreement, the Company will bear all offering and organization expenses directly. The change is being made to bring the Company in line with the way organization and offering expenses are handled by most closed end funds. However, any organization and offering costs that the Manager incurred prior to the adoption of the new advisory agreement will continue to be reimbursable on the same basis that they are reimbursable under the current advisory agreement, i.e., only to the extent of 1.5% of gross offering proceeds.

Other Changes

Business development companies are generally subject to state specific regulations, where traditional closed-end funds are not. Business development companies are required to include extensive disclosures in their registration statements to illustrate how their fees, especially incentive fees based on capital gains, would be calculated under varying scenarios. Under a traditional closed-end fund, incentive fees based on capital gains are prohibited and fee disclosures are not subject to the same level of disclosure and scrutiny.

The proposed investment advisory agreement also incorporates within its terms a separate administrative services agreement the Company has with the Manager. The administrative services are currently being provided under a separate agreement. The incorporation of the administrative services agreement within the investment management agreement will not result in any change in the way administrative expenses are paid and reimbursed to the Manager.

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Board Considerations

To assist the members of the Company’s Board in their consideration of the amended and restated advisory agreement, the Board received in advance of their meeting certain materials and information. Among other matters, the Board considered:

a)	the nature, extent and quality of services provided by the Manager under the current advisory agreement and would continue to provide under the amended and restated advisory agreement, and that the amended and restated advisory agreement will be substantially similar to the current Advisory Agreement;
b)	the performance of the Company and the Manager;
c)	the change of management fee calculations from net assets to gross assets;
d)	the elimination of an incentive fee based upon net investment income;
e)	the extent to which economies of scale will be realized as the Company grows and whether the changes in fees reflect those economies of scale
f)	comparable fees and expense ratios (on an existing and pro forma basis); and
g)	that the Company would bear the costs of obtaining shareholder approval of the amended and restated advisory agreement.

The Board, including a majority of the independent board members, found that the terms of the amended and restated advisory agreement would have been approved if the Company was newly formed as within the range of fees that could have been negotiated at arms’ length.

The Board’s consideration of the amended and restated advisory agreement occurred at a regularly scheduled meeting of the Board on May 23, 2016. At the board’s August 22, 2016 meeting, the board conducted an annual review of the current advisory agreement, which was initially approved in 2013. In connection with the foregoing approvals, the Board had determined that the Manager had the capabilities, resources and personnel necessary to provide the services to the Company required under the current advisory agreement. The disinterested members of the board noted that, in their consideration of the amended and restated advisory agreement, they relied upon the information provided to them in connection with their most recent approval of the current advisory agreement. The disinterested members further noted that the Manager confirmed that there were no material changes to such previously provided information.

The Board did not identify any particular information that was most relevant to its consideration to approve the amended and restated advisory agreement and each director may have afforded different weight to the various factors.

In voting to approve the amended and restated advisory agreement, the Board considered the overall fairness of the amended and restated advisory agreement and factors it deemed relevant, including, but not limited to: (i) the nature, extent and quality of the services to be provided by the Manager, (ii) the investment performance of the Company and the Manager’s investment personnel who would manage the Company, (iii) the proposed fees and expenses of the Company, including comparative expense information, (iv) the projected profitability of the Company to the Manager and its affiliates; (v) whether the projected economies of scale would be realized as the Company grows and whether the proposed breakpoints or any other breakpoints are appropriate and (vi) other benefits that may accrue to the Manager from its relationship with the Company.

Required Vote

The affirmative vote of the holders of a "majority of the outstanding shares" (as defined under the 1940 Act) of the Company's common stock is required to approve this proposal to ratify the amended and restated investment advisory agreement. The 1940 Act defines "majority of the outstanding shares" as the vote (A) of 67% or more of the voting securities, if the holders of more than 50% of the outstanding voting securities of the Company are represented in connection with such vote; or (B) of more than 50% of the outstanding voting securities of the Company, whichever is the less. Unless marked to the contrary, the shares represented by the enclosed proxy card will be voted for ratification of the amended and restated investment advisory agreement. Abstentions will not be included in determining the number of votes cast and, as a result, will have no effect on this proposal. Shares of common stock represented by broker non-votes are not considered votes cast and thus have no effect on this proposal.

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The Company reserves the right to decline to execute the amended and restated investment advisory agreement even if it is approved by shareholders, if Proposals Three, Four and Six are not also approved by shareholders.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL FIVE TO RATIFY THE AMENDED AND RESTATED INVESTMENT ADVISORY AGREEMENT.

Proposal No. 6 – APPROVAL OF A FUNDAMENTAL POLICY WHEREBY THE COMPANY WOULD BECOME AN INTERVAL FUND, UNDER WHICH IT WOULD MAKE ANNUAL REPURCHASE OFFERS FOR ITS SHARES ON OR ABOUT NOVEMBER 1 OF EACH CALENDAR YEAR.

Introduction

The Board of Directors recommends that the Company adopt an “interval fund” structure pursuant to Rule 23c-3 (“Rule 23c-3”) under the Investment Company Act, which will provide Shareholders with an annual opportunity to redeem a portion of their Shares of the Company at approximately net asset value, while maintaining many of the advantages inherent in a closed-end fund structure.

Adoption of interval fund structure

Rule 23c-3 provides that closed-end funds, may make repurchase offers of their securities at approximately net asset value at periodic intervals. The periodic repurchase offers are intended to allow a closed-end fund to provide its investors with a limited ability to resell shares to the fund at approximately net asset value, a manner of sale that traditionally has been available only to mutual fund shareholders. Periodic repurchases must be made pursuant to a fundamental policy approved by shareholders.

If the adoption of an interval fund structure is approved, the Company would make annual repurchase offers on or about November 1 each calendar year. The percentage of outstanding shares that the Company can offer to repurchase in each offer must be established by the Company’s Board of Directors shortly before the commencement of each offer, and must be between 5% and 25% of the Company’s then outstanding shares. If the offer is oversubscribed, the Company may, but is not required to, repurchase up to an additional 2% of shares outstanding.

The Company may impose a repurchase fee of 2% of the repurchase proceeds to help defray the costs associated with the repurchase offers. The Company will send all shareholders a notification containing specified information about the basic terms of each offer and the procedures for the repurchase at least 21 and no more than 42 days before each repurchase request deadline. The repurchase request deadline date will be on November 1st of each year, or the next business day thereafter, and the repurchase pricing date will be within 14 days prior to the request deadline. Payment for any Shares repurchased must be made by seven days after the repurchase pricing date. The Company will not be able to suspend or postpone a repurchase offer except in very limited circumstances set forth in Rule 23c-3 which are described below.

The Board of Directors has determined that if this Proposal 6 is approved, the repurchase request deadline for the first repurchase offer will be December 1, 2016, or as soon as possible after approval of Proposal 6, with subsequent repurchase offers to be made annually on December 1 thereafter. The Board of Directors will determine the amount of each repurchase offer shortly before the commencement of the offer.

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Fundamental Policy

The Board of Directors has approved the following fundamental policy (which cannot be changed without shareholder approval) and is submitting it to shareholders for their approval:

(a) The Company will make offers to repurchase its shares at annual intervals pursuant to Rule 23c-3, as amended from time to time. The Board of Directors may place such conditions and limitations on repurchases as may be permitted.

(b) November 1 of each year, or the next business day if November 1 is not a business day, will be the deadline (the “Repurchase Request Deadline”) by which the Company must receive repurchase requests submitted by shareholders in response to the most recent repurchase offer.

(c) The date on which the repurchase price for shares is to be determined (the “Repurchase Pricing Date”) shall occur within fourteen (14) days after the Repurchase Request Deadline.

(d) Repurchase requests may be suspended or postponed under certain circumstances, as provided for in Rule 23c-3.

Repurchases in excess of the repurchase offer amount and proration

The Company may, but is not obligated to, purchase up to an additional 2% of the shares outstanding on a Repurchase Request Deadline if the acceptances of tender offer exceed the applicable repurchase offer amount. If the Company determines not to repurchase more than the repurchase offer amount, or if the shareholders participating in the offer tender shares in an amount exceeding the repurchase offer amount plus 2% of the shares outstanding on the Repurchase Request Deadline, the Company will repurchase all the shares tendered on a pro rata basis, except that (1) the Company may accept all shares tendered by shareholders who own fewer than 100 shares and who tender all of their shares, before pro rating shares tendered by others, and (2) the Company may accept by lot shares tendered by shareholders who tender all shares held by them and who, when tendering their shares, elect to have either all or none, or at least a minimum amount or none, accepted, so long as the Company first accepts all shares tendered by shareholders who do not so elect.

Source of Funds

The Company anticipates using cash on hand and liquidating portfolio securities to purchase shares acquired pursuant to the tender offer. There is a risk that the Company’s need to sell securities to meet repurchase requests may affect the market for the portfolio securities being sold, which may, in turn, diminish the net asset value of shares of the Company. As a result of liquidating portfolio securities, the Company may realize capital gains or losses. In such event, some gains may be realized on securities held for less than one year, which may generate income taxable to shareholders (when distributed to them by the Company) at ordinary income rates. Moreover, if a significant number of shares are repurchased on an annual basis, the Company may be unable to maintain a viable asset base to continue operating efficiently given its limited ability to offer shares. The Company’s reduced net assets would also likely result in a higher expense ratio. From the time the Company sends a tender offer notification to shareholders until the Repurchase Pricing Date, the Company will be required to maintain liquid assets (as defined in Rule 23c-3) in an amount equal to at least 100% of the repurchase offer amount, and portfolio management techniques may be modified accordingly.

Suspension and Postponement of Redemption Offers

The Company may suspend or postpone a tender offer by vote of a majority of the Board of Directors (including a directors who are not “interested persons,” as that term is defined in the 1940 Act, of the Company), but only (1) if repurchases pursuant to the tender offer would impair the Company’s status as a regulated investment company under the Code; (2) for any period during which an emergency exists as a result of which disposal by the Company of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Company fairly to determine the value of its net assets; or (3) for such other periods as the Securities and Exchange Commission may by order permit for the protection of shareholders of the Company.

If a tender offer is suspended or postponed, the Company will provide notice thereof to shareholders. If the Company renews a suspended tender offer or reinstitutes a postponed tender offer, the Company will send a new notification to all shareholders.

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Required Vote

The affirmative vote of the holders of a "majority of the outstanding shares" (as defined under the 1940 Act) of the Company's common stock is required to approve this proposal to withdraw the Company's election to be treated as a BDC under the 1940 Act. The 1940 Act defines "majority of the outstanding shares" as the vote (A) of 67% or more of the voting securities, if the holders of more than 50% of the outstanding voting securities of the Company are represented in connection with such vote; or (B) of more than 50% of the outstanding voting securities of the Company, whichever is the less. Unless marked to the contrary, the shares represented by the enclosed proxy card will be voted for ratification of withdrawal of the Company’s election to be treated as a business development company. Abstentions will not be included in determining the number of votes cast and, as a result, will have no effect on this proposal. Shares of common stock represented by broker non-votes are not considered votes cast and thus have no effect on this proposal.

The Company reserves the right to decline to adopt a fundamental policy to operate as an interval fund, even if it is approved by shareholders, if Proposals Three, Four, and Five are not also approved by shareholders.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL SIX TO ADOPT A FUNDAMENTAL POLICY WHEREBY THE COMPANY WOULD BECOME AN INTERVAL FUND, UNDER WHICH IT WOULD MAKE ANNUAL REPURCHASE OFFERS FOR ITS SHARES ON OR ABOUT NOVEMBER 1 OF EACH CALENDAR YEAR.

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VOTING AND OTHER MEETING INFORMATION

The proposals have been carefully reviewed by the Company’s Board of Directors.   The Board of Directors unanimously recommends that you vote FOR all five proposals.

It is very important that we receive your vote before November 14, 2016, but voting early is preferable.  Voting is quick and easy.  Everything you need is enclosed.  To cast your vote:

•	PHONE: Call the toll-free number on your proxy card. Enter the control number on your proxy card and follow the instructions.

•	INTERNET: Visit the website indicated on your proxy card. Enter the control number on your proxy card and follow the instructions.

•	In addition, you may vote through the Internet by visiting www.proxyvoting.com/viipeaks and following the on-line instructions. If you need any assistance, or have any questions regarding the proposal or how to vote your shares, please call Investor Services (855) 889-1778.

If you simply sign and date the proxy card but do not indicate a specific vote, your shares will be voted FOR the proposals and to grant discretionary authority to the persons named in the card as to any other matters that properly come before the Annual Meeting.

Shareholders who execute proxies may withdraw them at any time before they are voted by (1) filing with the Company a written notice of withdrawal, (2) timely voting a proxy bearing a later date or (3) by attending the Annual Meeting and voting in person.

Please complete, sign and return the enclosed proxy card in the enclosed envelope.  You may vote your proxy by Internet or telephone in accordance with the instructions set forth on the enclosed proxy card.  No postage is required if mailed in the United States.

Householding

If possible, depending on shareholder registration and address information, and unless you have otherwise opted out, only one copy of this Proxy Statement will be sent to shareholders at the same address.  However, each shareholder will receive separate proxy cards.  If you would like to receive a separate copy of the Proxy Statement, please call 1-(855) 889-1778 or write to the Company at 4 Orinda Way, Suite 125-A, Orinda, CA 94563.  If you currently receive multiple copies of Proxy Statements or shareholder reports and would like to request to receive a single copy of documents in the future, please call the toll-free number or write to the address above.

By Order of the Board of Directors,

Gurpreet S. Chandhoke
Chairman of the Board

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INDEX OF EXHIBITS

A.	Agreement and Plan of Reorganization

B.	Form of Investment Advisory and Administrative Services Agreement

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Exhibit A

AGREEMENT AND PLAN OF REORGANIZATION

This Agreement and Plan of Reorganization (“Agreement”) is made as of this ___ day of ________, 2016 by and between VII PEAKS CO-OPTIVIST INCOME BDC II, INC., a Maryland corporation (the “Fund”), and VII PEAKS CO-OPTIVIST INCOME FUND, a Delaware statutory trust (the “DE Trust”) (the Fund and the DE Trust are hereinafter collectively referred to as the “parties”).

In consideration of the mutual promises contained herein, and intending to be legally bound, the parties hereto agree as follows:

1.	Plan of Reorganization.

(a) Upon satisfaction of the conditions precedent described in Section 3 hereof, the Fund will convey, transfer and deliver to the DE Trust at the closing provided for in Section 2 (hereinafter referred to as the “Closing”) all of the Fund’s then-existing assets (the “Assets”). In consideration thereof, the DE Trust agrees at the Closing (i) to assume and pay when due all obligations and liabilities of the Fund, existing on or after the Effective Date of the Reorganization (as defined in Section 2 hereof), whether absolute, accrued, contingent or otherwise, including all fees and expenses in connection with this Agreement, which fees and expenses shall, in turn, include, without limitation, costs of legal advice, accounting, printing, mailing, proxy solicitation and transfer taxes, if any (collectively, the “Liabilities”), such Liabilities to become the obligations and liabilities of the DE Trust; and (ii) to deliver to the Fund in accordance with paragraph (b) of this Section 1, full and fractional shares of each series and class of shares of beneficial interest, without par value, of the DE Trust, equal in number to the number of full and fractional shares of the corresponding series and class of shares of beneficial interest, without par value, of the Fund outstanding at the time of calculation of the Fund’s net asset value (“NAV”) on the business day immediately preceding the Effective Date of the Reorganization. The reorganization contemplated hereby is intended to qualify as a reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (“Code”). The Fund shall distribute to the Fund’s shareholders the shares of the DE Trust in accordance with this Agreement and the resolutions of the Board of Directors of the Fund (the “Board of Directors”) authorizing the transactions contemplated by this Agreement.

(b) In order to effect the delivery of shares described in Section 1(a)(ii) hereof, the DE Trust will establish an open account for each shareholder of the Fund and, on the Effective Date of the Reorganization, will credit to such account full and fractional shares of beneficial interest, without par value, of the corresponding series and class of the DE Trust equal to the number of full and fractional shares of common stock such shareholder holds in the corresponding series and class of the Fund at the time of calculation of the Fund’s NAV on the business day immediately preceding the Effective Date of the Reorganization. Fractional shares of the DE Trust will be carried to the third decimal place. At the time of calculation of the Fund’s NAV on the business day immediately preceding the Effective Date of the Reorganization, the net asset value per share of each series and class of shares of the DE Trust shall be deemed to be the same as the net asset value per share of each corresponding series and class of shares of the Fund. On the Effective Date of the Reorganization, each certificate representing shares of a series and class of the Fund will be deemed to represent the same number of shares of the corresponding series and class of the DE Trust. Simultaneously with the crediting of the shares of the DE Trust to the shareholders of record of the Fund, the shares of the Fund held by such shareholders shall be cancelled. Each shareholder of the Fund will have the right to deliver their share certificates of the Fund to the DE Trust in exchange for share certificates of the DE Trust. However, a shareholder need not deliver such certificates to the DE Trust unless the shareholder so desires.

(c) As soon as practicable after the Effective Date of the Reorganization, the Fund shall take all necessary steps under Maryland law to effect a complete dissolution of the Fund.

(d) The expenses of entering into and carrying out this Agreement will be borne by the Fund to the extent not paid by its investment manager.

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2.	Closing and Effective Date of the Reorganization.

The Closing shall consist of (i) the conveyance, transfer and delivery of the Assets to the DE Trust in exchange for the assumption and payment, when due, by the DE Trust, of the Liabilities of the Fund; and (ii) the issuance and delivery of the DE Trust’s shares in accordance with Section 1(b), together with related acts necessary to consummate such transactions. Subject to receipt of all necessary regulatory approvals and the final adjournment of the meeting of shareholders of the Fund at which this Agreement is considered and approved, the Closing shall occur on such date as the officers of the parties may mutually agree (“Effective Date of the Reorganization”).

3.	Conditions Precedent.

The obligations of the Fund and the DE Trust to effectuate the transactions hereunder shall be subject to the satisfaction of each of the following conditions:

(a) Such authority and orders from the U.S. Securities and Exchange Commission (the “Commission”) and state securities commissions as may be necessary to permit the parties to carry out the transactions contemplated by this Agreement shall have been received;

(b)  (i) The shareholders of the Fund shall have voted to approve the Fund’s withdrawal of its election to be treated as a business development company the Investment Company Act of 1940, as amended (“1940 Act”), (ii) the Fund shall have filed Form N-54C to withdraw its election to be treated as a business development company, (iii) the DE Trust shall have filed Form N-8A Notification of Registration filed pursuant to Section 8(a) of the 1940 Act (“Form N-8A”) reflecting the registration of the DE Trust as a management company under the 1940 Act;

(c) Each party shall have received an opinion of Smith, Gambrell & Russell, LLP to the effect that, assuming the reorganization contemplated hereby is carried out in accordance with this Agreement, the laws of the State of Maryland and the State of Delaware, and in accordance with customary representations provided by the parties in a certificate(s) delivered to Smith, Gambrell & Russell, LLP, the reorganization contemplated by this Agreement qualifies as a “reorganization” under Section 368 of the Code, and thus will not give rise to the recognition of income, gain or loss for federal income tax purposes to the Fund, the DE Trust or the shareholders of the Fund or the DE Trust;

(d) The Fund shall have received an opinion of Davis Gillett Mottern & Sims, LLC, dated the Effective Date of the Reorganization, addressed to and in form and substance reasonably satisfactory to the Fund, to the effect that (i) the DE Trust is a statutory trust duly formed, in good standing and having a legal existence under the laws of the State of Delaware; (ii) this Agreement and the transactions contemplated thereby and the execution and delivery of this Agreement have been duly authorized and approved by all requisite statutory trust action of the DE Trust and this Agreement is a legal, valid and binding agreement of the DE Trust in accordance with its terms; and (iii) the shares of the DE Trust to be issued in the reorganization, upon issuance thereof in accordance with this Agreement, will have been validly issued and fully paid and will be nonassessable by the DE Trust;

(e) The DE Trust shall have received the opinion of Davis Gillett Mottern & Sims, LLC, dated the Effective Date of the Reorganization, addressed to and in form and substance reasonably satisfactory to the DE Trust, to the effect that: (i) the Fund is duly incorporated, legally existing and in good standing under the laws of the State of Maryland; and (ii) this Agreement and the transaction contemplated hereby and the execution and delivery of this Agreement have been duly authorized and approved by all requisite corporate action of the Fund and this Agreement is a legal, valid and binding agreement of the Fund in accordance with its terms;

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(f) This Agreement and the transactions contemplated hereby shall have been duly adopted and approved by the appropriate action of the Board of Directors and the shareholders of the Fund;

(g) The shareholders of the Fund shall have voted to direct the Fund to vote, and the Fund shall have voted, to:

(1)	Elect as Trustees of the DE Trust the following individuals: Gurpreet S. Chandhoke, Stephen Shea, Robert Winspear, Jeya Kumar and Amit Mahajan; and

(2)	Approve an Investment Management Agreement between VII Peaks Capital, LLC (“Investment Manager”) and the DE Trust, which is substantially identical to the then-current Investment Management Agreement between Investment Manager and the Fund;

(h) The Trustees of the DE Trust shall have duly adopted and approved this Agreement and the transactions contemplated hereby, including authorization of the issuance and delivery by the DE Trust of shares of the DE Trust on the Effective Date of the Reorganization and the assumption by the DE Trust of the Liabilities of the Fund in exchange for the Assets of the Fund pursuant to the terms and provisions of this Agreement, and shall have taken the following actions at a meeting duly called for such purposes:

(1)	Approval of the Investment Management Agreement described in paragraph (g)(2) of this Section 3 between Investment Manager and the DE Trust;

(2)	Approval of the assignment to the DE Trust of the custody agreement(s), as amended to date, between U.S. Bank National Association and the Fund;

(3)	Selection of OUM & Co., LLP as the DE Trust’s independent auditors for the fiscal year ending December 31, 2016;

(4)	Approval of the assignment to the DE Trust of fund administration agreement with U.S Bank National Association;

(5)	Approval of a Dealer Manager Agreement, and form of Subdealer Agreement, between the DE Trust and Arete Wealth Management, LLC;

(6)	Approval of a License Agreement between the DE Trust and VII Peaks Capital, LLC;

(7)	Approval of the assignment to the DE Trust of a transfer agent and shareholder services agreement with Phoenix American Financial Services, Inc.;

(8)	Authorization of the issuance by the DE Trust of one share of the DE Trust to the Fund in consideration for the payment of $1.00 for the purpose of enabling the Fund to vote on the matters referred to in paragraph (h) of this Section 3, and the subsequent redemption of such shares, all prior to the Effective Date of the Reorganization; and

(9)	Submission of the matters referred to in paragraph (h) of this Section 3 to the Fund as sole shareholder of each series of the DE Trust.

At any time prior to the Closing, any of the foregoing conditions may be waived or amended, or any additional terms and conditions may be fixed, by the Boards of the Fund and the DE Trust, if, in the judgment of such Boards, such waiver, amendment, term or condition will not affect in a materially adverse way the benefits intended to be accorded the shareholders of the Fund and the DE Trust under this Agreement.

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4.	Dissolution of the Fund.

Promptly following the Closing, the officers of the Fund shall take all steps necessary under Maryland law to dissolve its corporate status, including publication of any necessary notices to creditors, receipt of any necessary pre-dissolution clearances from the State of Maryland, and filing for record with the Secretary State of Maryland of Articles of Dissolution.

5.	Termination.

The Board of Directors of the Fund may terminate this Agreement and abandon the reorganization contemplated hereby, notwithstanding approval thereof by the shareholders of the Fund, at any time prior to the Effective Date of the Reorganization if, in the judgment of such Board, the facts and circumstances make proceeding with this Agreement inadvisable.

6.	Entire Agreement.

This Agreement embodies the entire agreement between the parties hereto and there are no agreements, understandings, restrictions or warranties among the parties hereto other than those set forth herein or herein provided for.

7.	Further Assurances; Other Agreements.

The Fund and the DE Trust shall take such further action as may be necessary or desirable and proper to consummate the transactions contemplated hereby.

8.	Counterparts.

This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

9.	Governing Law.

This Agreement and the transactions contemplated hereby shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware.

IN WITNESS WHEREOF, the Fund and the DE Trust have each caused this Agreement and Plan of Reorganization to be executed on its behalf by its Chairman, President or a Vice President and attested by its Secretary or an Assistant Secretary, all as of the day and year first-above written.

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VII PEAKS CO-OPTIVIST INCOME BDC II, INC.
(a Maryland corporation)

Attest:

By:	/s/ Michelle E. MacDonald	/s/ Gurpreet S. Chandhoke
Name: Michelle E. MacDonald		Name: Gurpreet S. Chandhoke
Title: Secretary		Title: Chief Executive Officer

VII PEAKS CO-OPTIVIST INCOME FUND (a Delaware statutory trust)

Attest:

By:	/s/ Michelle E. MacDonald	/s/ Gurpreet S. Chandhoke
Name: Michelle E. MacDonald		Name: Gurpreet S. Chandhoke
Title: Secretary		Title: Chief Executive Officer

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Exhibit B

INVESTMENT ADVISORY AND

ADMINISTRATIVE SERVICES AGREEMENT

BETWEEN

VII PEAKS CO-OPTIVIST INCOME FUND

AND

VII PEAKS CAPITAL, LLC

This Investment Advisory and Administrative Services Agreement (the “Agreement”) is made as of the ___ day of _________, 2016, by and between VII PEAKS CO-OPTIVIST INCOME FUND, a Delaware statutory trust (the “Fund”), and VII PEAKS CAPITAL, LLC, a California limited liability company (the “Adviser”).

WHEREAS, the Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, management investment company and may issue units of beneficial interest, no par value;

WHEREAS, the Fund is the successor to VII Peaks Co-Optivist Income BDC II, Inc., a Maryland corporation (the “Predecessor Fund”), pursuant to an agreement and plan of reorganization under which the Fund acquired all of the assets and assumed all of the liabilities of the Predecessor Fund, and agreed to manage such assets pursuant to the same investment strategy that the Predecessor Fund followed (collectively, the “Reorganization”);

WHEREAS, the Adviser is registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), as an investment adviser and is engaged in the business of rendering investment advice and investment management services as an independent contractor; and

WHEREAS, the Fund desires to retain the Adviser to furnish investment advisory services to the Fund and to provide for the administrative services necessary for the operation of the Fund on the terms and subject to the conditions hereinafter set forth, and the Adviser wishes to be retained to provide such services.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the parties hereby agree as follows:

1.	Duties of the Adviser.

(a) Retention of the Adviser. The Fund hereby employs the Adviser to act as the investment adviser to the Fund and to manage the investment and reinvestment of the assets of the Fund, subject to the supervision of the board of directors of the Fund (collectively, the “Board”), for the period and upon the terms herein set forth in accordance with:

(i) the investment objectives, policies and restrictions that are set forth in the Company’s Registration Statement on Form N-2 as declared effective by the Securities and Exchange Commission (the “SEC”), as supplemented, amended or superseded from time to time (the “Registration Statement”);

(ii) during the term of this Agreement, all other applicable federal and state laws, rules and regulations, and the Company’s amended and restated certificate of trust and trust agreement as further amended from time to time (“Trust Agreement”);

(iii) such investment policies, directives, regulatory restrictions as the Company may from time to time establish or issue and communicate to the Adviser in writing; and

(iv) the Company’s compliance policies and procedures as applicable to the Company’s adviser and as administered by the Company’s chief compliance officer.

(b) Responsibilities of the Adviser. Without limiting the generality of the foregoing, the Adviser shall, during the term and subject to the provisions of this Agreement, provide the following services to the Fund (the “Advisory Services”):

(i) determine the composition and allocation of the investment portfolio of the Fund, the nature and timing of any changes therein and the manner of implementing such changes;

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(ii) identify, evaluate and negotiate the structure of the investments made by the Fund;

(iii) execute and close the acquisition of, and monitor and service, the Fund’s investments;

(iv) determine the securities and other assets that the Fund shall purchase, retain, or sell;

(v) perform due diligence on prospective investments and portfolio companies;

(vi) provide the Fund with such other investment advisory, research and related services as the Fund may, from time to time, reasonably request or require for the investment of its funds.

(c) Power and Authority. To facilitate the Adviser’s performance of these undertakings, but subject to the restrictions contained herein, the Fund hereby delegates to the Adviser, and the Adviser hereby accepts, the power and authority on behalf of the Fund to provide the Advisory Services enumerated herein to the fullest extent, including, without limitation, the power and authority to effectuate its investment decisions for the Fund, including the execution and delivery of all documents relating to the Fund’s investments and the placing of orders for other purchase or sale transactions on behalf of the Fund. In the event that the Fund determines to procure debt financing or otherwise utilize leverage, the Adviser shall use commercially reasonable efforts to arrange for such financing on the Fund’s behalf, subject to the oversight and approval of the Board. If it is necessary for the Adviser to make investments on behalf of the Fund through a special purpose vehicle or a tax blocker corporation, the Adviser shall have authority to create, or arrange for the creation of, such special purpose vehicle or tax blocker corporation and to make investments through such special purpose vehicle or tax blocker corporation in accordance with applicable law. The Fund also grants to the Adviser power and authority to engage in all activities and transactions (any anything incidental thereto) that the Adviser deems, in its sole discretion, appropriate, necessary or advisable to perform the Advisory Services enumerated herein and to otherwise carry out its duties pursuant to this Agreement.

(d) Administrative Services. Subject to the supervision, direction and control of the Board, the provisions of the Fund’s Trust Agreement and bylaws, and applicable federal and state law, in addition to the Advisory Services, the Adviser shall perform, or cause to be performed by other persons, all administrative services required to be performed in connection with the proper conduct and operation of the business of the Fund, including, but not limited to, legal, accounting, tax, insurance and investor relations services and other services described in Section 2(b) below (“Administrative Services”).

(e) Acceptance of Employment. The Adviser hereby accepts employment as the investment adviser and administrator of the Fund and agrees during the term hereof to render the services described herein for the compensation provided herein, subject to the limitations contained herein.

(f) Sub-Advisers. The Adviser is hereby authorized to enter into one or more sub-advisory agreements with other investment advisers (each, a “Sub-Adviser”) pursuant to which the Adviser may obtain the services of the Sub-Adviser(s) to assist the Adviser in fulfilling its responsibilities hereunder. Specifically, but not by way of limitation, the Adviser may retain a Sub-Adviser to identify, evaluate, negotiate and structure prospective investments, perform, or cause to be performed, due diligence procedures and provide due diligence information to the Adviser, make investment and portfolio management recommendations for approval by the Adviser, monitor the Fund’s investment portfolio and provide certain ongoing administrative services.

(i) The Adviser and not the Fund shall be responsible for any compensation for Advisory Services payable to any Sub-Adviser; provided, however, that the Adviser shall have the right to direct the Fund to pay directly any Sub-Adviser the amounts due and payable to such Sub-Adviser from the fees and expenses payable to the Adviser under this Agreement.

(ii) Any sub-advisory agreement entered into by the Adviser shall be in accordance with the requirements of the 1940 Act and the Advisers Act, including, without limitation, the requirements of the 1940 Act relating to Board and Fund stockholder approval thereunder, and other applicable federal and state law.

(iii) Any Sub-Adviser shall be subject to the same fiduciary duties imposed on the Adviser pursuant to this Agreement, the 1940 Act and the Advisers Act, as well as other applicable federal and state law.

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(g) Independent Contractor Status. The Adviser shall, for all purposes herein provided, be deemed to be an independent contractor and, except as expressly provided or authorized herein, shall have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund. Nothing contained herein shall be deemed to create a partnership, joint venture or employer-employee relationship between the Fund and the Adviser, the Fund and any Sub-Adviser or the Adviser and any Sub-Adviser, and the Fund and the Adviser shall for tax purposes treat the relationship created hereby as a principal-independent contractor relationship.

(h) Record Retention. Subject to review by and the overall control of the Board, the Adviser shall keep and preserve for the period required by the 1940 Act and the Advisers Act any books and records relevant to the activities performed by the Adviser hereunder and shall specifically maintain all books and records with respect to the Fund’s portfolio transactions and shall render to the Board such periodic and special reports as the Board may reasonably request or as may be required under applicable federal and state law, and shall make such records available for inspection by the Board and its authorized agents, at any time and from time to time during normal business hours. The Adviser agrees that all records that it maintains for the Fund are the property of the Fund and shall surrender promptly to the Fund any such records upon the Fund’s request and upon termination of this Agreement pursuant to Section 9. The Adviser shall have the right to retain copies, or originals where required by Rule 204-2 promulgated under the Advisers Act, of such records to the extent required by applicable law, subject to observance of its confidentiality obligations under this Agreement. The Adviser shall maintain records of the locations where books, accounts and records are maintained among the persons and entities providing services directly or indirectly to the Adviser or the Fund.

2.	Payment or Reimbursement of Costs and Expenses.

(a) Expenses of Providing Advisory Services. Subject to the limitations on expense reimbursement of the Adviser as set forth in the last sentence of this Section 2(a), the Fund, either directly or through reimbursement to the Adviser, shall bear all costs and expenses of its investment operations and its investment transactions, including, without limitation all third party fees and expenses incurred by the Adviser in connection with its provision of the Advisory Services to the Fund hereunder. Notwithstanding the foregoing, the costs of all personnel of the Adviser, when and to the extent engaged in providing Advisory Services (but not Administrative Services) hereunder, and the compensation and routine overhead expenses of such personnel allocable to such Advisory Services, shall be provided and paid by the Adviser and shall not be paid separately or reimbursed by the Fund.

(b) Organization and Offering Expenses; Administrative Expenses. Subject to the limitations on reimbursement of the Adviser as set forth in Section 2(a) hereof, and in addition to the compensation paid to the Adviser pursuant to Section 3, the Fund, either directly or through reimbursement to the Adviser, shall bear all other costs and expenses of its organization, operations and administration. Without limiting the generality of the foregoing, the Fund shall pay or reimburse to the Adviser all fees, expenses and costs incurred in connection with any registration, offer and sale of the Fund’s common stock (the “Common Stock”) to the public, including (without limitation) registration fees, fees and expenses of qualifying the Common Stock for sale under applicable federal and state laws, attorney and accountant fees related to the registration and offering of the Common Stock, printing costs, mailing costs, salaries of employees while engaged in sales activity, charges of transfer agents. In addition, the Fund shall pay or reimburse to the Adviser all costs and expenses related to the day-to-day administration and management of the Fund not related to the Advisory Services (“Administrative Expenses”), including, without limitation the actual cost of the persons performing the functions of chief financial officer and chief compliance officer and other personnel engaged to provide such Administrative Services (including, without limitation, direct compensation costs including salaries, bonuses, benefits and other direct costs associated therewith) and related overhead costs allocated by the Adviser to the Fund in a reasonable manner, without markup; amounts paid to third parties for Administrative Services; the cost of determining the value of the Fund’s investments and calculating the Fund’s net asset value, including the cost of any third-party valuation firms; the cost of effecting sales and repurchases of shares of the Fund’s common stock and other securities; any exchange listing fees; federal, state and local taxes; independent directors’ fees and expenses; costs of proxy statements; stockholders’ reports and notices; costs of preparing government filings, including periodic and current reports with the SEC; fidelity bond, liability insurance and other insurance premiums; and direct costs such as printing, mailing, long distance telephone and staff costs associated with the Fund’s reporting and compliance obligations under the 1940 Act and applicable federal and state securities laws, including compliance with the Sarbanes-Oxley Act; fees and expenses associated with accounting, independent audits and outside legal costs; and all other expenses incurred in connection with Administrative Services for the Fund. For the avoidance of doubt, Administrative Expenses shall include personnel and related employment direct costs incurred by the Adviser or its Affiliates in providing professional services for the Fund in-house, including legal services, tax services, internal audit services, technology-related services and services in connection with compliance with the Sarbanes-Oxley Act of 2002. In the event that any affiliate of the Adviser incurs such costs or expenses on behalf of the Fund, the Fund shall pay such affiliate to the same extent it would be obligated to pay the Adviser directly had the Adviser incurred and paid such cost or expense, and any such affiliate of the Adviser shall be an intended third party beneficiary of this Agreement for purposes of establishing such party’s right to payment hereunder.

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(c) Reimbursement of Prior Offering Costs. Notwithstanding anything in Sections 2(a) and (b) to the contrary, the Fund may only reimburse the Adviser for organization and offering costs incurred by the Adviser on behalf of the Predecessor Fund to the extent of 1.5% of gross proceeds from the offering of the Fund’s securities following the date of this Agreement.

3.        Compensation of the Adviser. The Fund agrees to pay, and the Adviser agrees to accept, as compensation for the services provided by the Adviser hereunder, a base management fee (“Base Management Fee”) and an incentive fee (“Incentive Fee”) as hereinafter set forth. The Adviser may, in its sole discretion, agree to temporarily or permanently waive, defer, or reduce, in whole or in part, the Base Management Fee and/or the Incentive Fee. The fees payable to the Adviser as set forth in this Agreement shall be calculated using a detailed calculation policy and procedures approved by the Adviser and the Board, including a majority of the independent directors, and shall be consistent with the calculation of such fees as set forth in this Section.

(a) Base Management Fee. The Base Management Fee is calculated as follows and payable monthly in arrears: at an annual rate of 2.0% of the Company’s gross assets if gross assets are below $100 million, at an annual rate of 1.75% of the Company’s gross assets if gross assets are between $100 million and $250 million, and at an annual rate of 1.5% of the Company’s gross assets if gross assets are above $250 million. The Base Management Fee is an expense paid out of the Fund’s net assets and is computed based on the value of the gross assets of the Fund as of the start of business on the first business day of each month (including any assets in respect of Fund shares that are issued as of the first day of the month). All or any part of the Base Management Fee not taken as to any month shall be deferred without interest and may be taken in such other month as the Adviser shall determine, unless the Adviser expressly and in writing delivered to the Fund permanently waives receipt of such Base Management Fee, in which event the Fund shall forever be relieved on the obligation to pay such Base Management Fee for such month. The Base Management Fee for any partial month shall be pro-rated.

(b) Incentive Fee. The subordinated incentive fee on income is earned on pre-incentive fee net investment income and shall be determined and payable in arrears as of the end of each calendar quarter during which this Agreement is in effect. If this Agreement is terminated, the fee will also become payable as of the effective date of such termination. For the calendar quarter in which the effective date occurs, the subordinated incentive fee on income will be prorated based on the number of days of the quarter in which this Agreement is in force.

The subordinated incentive fee on income for each quarter will be calculated as follows:

•	No subordinated incentive fee on income will be payable in any calendar quarter in which the pre-incentive fee net investment income does not exceed a quarterly return to stockholders of 2.00% per quarter on average adjusted capital (the “quarterly preferred return.”)

•	For any quarter in which pre-incentive fee net investment income exceeds 2.00% of average adjusted capital, the subordinated incentive fee on income shall equal 20% of pre-incentive fee net investment income.

•	“Pre-incentive fee net investment income” is defined as interest income, dividend income and any other income accrued during the calendar quarter, minus operating expenses for the quarter, including the Base Management Fee, expenses payable to the Company’s administrator, any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the Incentive Fee. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation.

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•	Adjusted capital is defined as (a) cumulative proceeds generated from sales of the Company’s common stock, including proceeds from the distribution reinvestment plan, net of sales loads (sales commissions and dealer manager fees) and (b) reduced for (i) distributions paid to stockholders that represent return of capital and (ii) amounts paid for share repurchases pursuant to the share repurchase program.

(c) Waiver or Deferral of Fees.

The Adviser shall have the right to elect to waive or defer all or a portion of the Base Management Fee and/or Incentive Fee that would otherwise be paid to it. Prior to the payment of any fee to the Adviser, the Company shall obtain written instructions from the Adviser with respect to any waiver or deferral of any portion of such fees. Any portion of a deferred fee payable to the Adviser and not paid over to the Adviser with respect to any month, calendar quarter or year shall be deferred without interest and may be paid over in any such other month prior to the occurrence of the termination of this Agreement, as the Adviser may determine upon written notice to the Company.

4.	Covenants of the Adviser.

(a) Adviser Status. The Adviser represents that it is registered as an investment adviser under the Advisers Act and covenants that, once obtained, it will maintain such registration until the expiration or earlier termination of this Agreement. The Adviser agrees that its activities will at all times be in compliance in all material respects with all applicable federal and state laws governing its operations and investments. The Adviser agrees to observe and comply with applicable provisions of the code of ethics adopted by the Fund pursuant to Rule 17j-1 under the 1940 Act, as such code of ethics may be amended from time to time.

(b) Recommendations Regarding Reviews. From time to time and not less than quarterly, the Adviser must review the Fund’s accounts to determine whether cash distributions are appropriate. The Fund may, subject to authorization by the Board, distribute pro rata to the stockholders funds received by the Fund which the Adviser deems unnecessary to retain in the Fund.

(c) Temporary Investments. The Adviser shall, in its sole discretion, temporarily place proceeds from offerings by the Fund into short term, highly liquid investments which, in its reasonable judgment, afford appropriate safety of principal during such time as it is determining the composition and allocation of the portfolio of the Fund and the nature, timing and implementation of any changes thereto pursuant to Section 1(b); provided however, that the Adviser shall be under no fiduciary obligation to select any such short-term, highly liquid investment based solely on any yield or return of such investment.

5.	Brokerage Commissions, Limitations on Front End Fees; Period of Offering; Assessments.

The Adviser is hereby authorized, to the fullest extent now or hereafter permitted by law, to cause the Fund to pay a member of a national securities exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of such exchange, broker or dealer would have charged for effecting that transaction, if the Adviser determines in good faith, taking into account such factors, including, without limitation, as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities, that such amount of commission is reasonable in relation to the value of the brokerage and/or research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or its overall responsibilities with respect to the Fund’s portfolio, and is consistent with the Adviser’s duty to seek the best execution on behalf of the Fund. Notwithstanding the foregoing, with regard to transactions with or for the benefit of the Fund, the Adviser may not pay any commission or receive any rebates or give-ups, nor participate in any business arrangements which would circumvent this restriction.

6.	Other Activities of the Adviser.

The services of the Adviser to the Fund are not exclusive, and the Adviser may engage in any other business or render similar or different services to others including, without limitation, the direct or indirect sponsorship or management of other investment based accounts or commingled pools of capital, however structured, having investment objectives similar to those of the Fund, so long as its services to the Fund hereunder are not impaired thereby, and nothing in this Agreement shall limit or restrict the right of any manager, partner, member (including its members and the owners of its members), officer or employee of the Adviser to engage in any other business or to devote his or her time and attention in part to any other business, whether of a similar or dissimilar nature, or to receive any fees or compensation in connection therewith (including fees for serving as a director of, or providing consulting services to, one or more of the Fund’s portfolio companies, subject to applicable law). The Adviser assumes no responsibility under this Agreement other than to render the services called for hereunder. It is understood that directors, officers, employees and stockholders of the Fund are or may become interested in the Adviser and its affiliates, as directors, officers, employees, partners, stockholders, members, managers or otherwise, and that the Adviser and directors, officers, employees, partners, stockholders, members and managers of the Adviser and its affiliates are or may become similarly interested in the Fund as stockholders or otherwise.

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7.	Responsibility of Dual Directors, Officers and/or Employees.

If any person who is a manager, partner, member, officer or employee of the Adviser is or becomes a director, officer and/or employee of the Fund and acts as such in any business of the Fund, then such manager, partner, member, officer and/or employee of the Adviser shall be deemed to be acting in such capacity solely for the Fund, and not as a manager, partner, member, officer or employee of the Adviser or under the control or direction of the Adviser, even if paid by the Adviser.

8.	Indemnification.

(a) Indemnification. The Adviser and any Sub-Adviser (and their respective officers, directors, managers, partners, shareholders, members (and their shareholders or members, including the owners of their shareholders or members), agents, employees, controlling persons and any other person or entity affiliated with or acting on behalf of the Adviser or any Sub-Adviser, as applicable (each an “Indemnified Party”) and, collectively, the “Indemnified Parties”) shall not be liable to the Fund for any action taken or omitted to be taken by the Adviser or any Sub-Adviser in connection with the performance of any of their duties or obligations under this Agreement, any sub-advisory agreement or otherwise as an investment adviser of the Fund (except to the extent specified in Section 36(b) of the 1940 Act concerning loss resulting from a breach of fiduciary duty (as the same is finally determined by judicial proceedings) with respect to the receipt of compensation for services), and the Fund shall indemnify, defend and protect Indemnified Parties (each of whom shall be a third party beneficiary hereof) and hold them harmless from and against all losses, damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) incurred by the Indemnified Parties in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of the Fund or its security holders) arising out of or otherwise based upon the performance of any of the Adviser’s duties or obligations under this Agreement or otherwise as an investment adviser of the Fund or any of the Sub-Adviser’s duties or obligations under any sub-advisory agreement, to the extent such losses, damages, liabilities, costs and expenses are not fully reimbursed by insurance, and to the extent that such indemnification would not be inconsistent with the laws of the State of Delaware, the 1940 Act, the articles of incorporation of the Fund and other applicable law.

(b) Advancement of Funds. The Company shall be permitted to advance funds to the Indemnified Parties for legal expenses and other costs incurred as a result of any legal action for which indemnification is being sought only if all of the following conditions are met:

(i) The legal action relates to acts or omissions with respect to the performance of duties or services on behalf of the Company;

(ii) the Indemnified Party provides the Company with written affirmation of the Indemnified Party’s good faith belief that the Indemnified Party has met the standard of conduct necessary for indemnification by the Company;

(iii) The legal action is initiated by a third party who is not the Company stockholder, or the legal action is initiated by the Company stockholder and a court of competent jurisdiction specifically approves such advancement; and

(iv) The Indemnified Party provides the Company with a written agreement to repay the advanced funds to the Company, allocated as advanced, together with the applicable legal rate of interest thereon, in cases in which the Indemnified Party is not found to be entitled to indemnification pursuant to a final, non-appealable decision of a court of competent jurisdiction.

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(c) The Adviser shall indemnify the Company, and its affiliates and Controlling Persons, for any Losses that the Company or its Affiliates and Controlling Persons may sustain as a result of the Adviser’s willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the federal and state securities laws.

9.	Effectiveness, Duration and Termination of Agreement.

(a) Term and Effectiveness. This Agreement shall become effective as of the date that the Reorganization occurs and shall remain in effect for two years, and thereafter shall continue automatically for successive annual periods, provided that such continuance is specifically approved at least annually by (i) the vote of the Board, or by the vote of a majority of the outstanding voting securities of the Fund and (ii) the vote of a majority of the Fund’s directors who are not parties to this Agreement or “interested persons” (as such term is defined in Section 2(a)(19) of the 1940 Act) of any such party, in accordance with the requirements of the 1940 Act.

(b) Termination. This Agreement may be terminated at any time, without the payment of any penalty, (a) by the Fund upon 60 days’ written notice to the Adviser, (i) upon the vote of a majority of the outstanding voting securities of the Fund, or (ii) by the vote of the Fund’s independent directors, or (b) by the Adviser upon 120 days’ written notice to the Fund. This Agreement shall automatically terminate in the event of its “assignment” (as such term is defined for purposes of Section 15(a)(4) of the 1940 Act). The provisions of Section 8 of this Agreement shall remain in full force and effect, and the Adviser shall remain entitled to the benefits thereof, notwithstanding any termination of this Agreement.

(c) Payments to and Duties of Adviser Upon Termination.

(i) After the termination of this Agreement, the Adviser shall not be entitled to compensation for further services provided hereunder except that it shall be entitled to receive from the Fund within thirty (30) days after the effective date of such termination all earned but unpaid reimbursements and all earned but unpaid fees payable to the Adviser prior to termination of this Agreement, including any deferred fees. If the Fund and the Adviser cannot agree on the amount of such reimbursements and fees, the parties will submit to binding arbitration.

(ii) The Adviser shall promptly upon termination:

(A) Deliver to the Board a full accounting, including a statement showing all payments collected by it and a statement of all money held by it, covering the period following the date of the last accounting furnished to the Board;

(B) Deliver to the Board all assets and documents of the Fund then in custody of the Adviser; and

(C) Cooperate with the Fund to provide an orderly transition of services.

(d) With respect to any shares owned by the Adviser, the Adviser may not vote or consent on matters submitted to the stockholders regarding the removal of the Adviser or regarding any transaction between the Fund and the Adviser. In determining the existence of the requisite percentage of shares necessary to approve a matter on which the Adviser may not vote or consent, any shares owned by the Adviser shall not be included.

10.	Notices.

Any notice under this Agreement shall be given in writing, addressed and delivered or mailed, postage prepaid, to the other party at its principal office.

11.	Amendments.

This Agreement may be amended in writing by mutual consent of the Fund and the Adviser, subject to the provisions of the 1940 Act.

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12.	Counterparts.

This Agreement may be executed in counterparts, each of which shall be deemed an original copy and all of which together shall constitute one and the same instrument binding on all parties hereto, notwithstanding that all parties shall not have signed the same counterpart.

13.	Third Party Beneficiaries.

Except for any Sub-Adviser and Indemnified Party with respect to Section 8 hereof, such Sub-Adviser and the Indemnified Parties each being an intended beneficiary of this Agreement for purposes of Section 8 hereof, this Agreement is for the sole benefit of the parties hereto and their permitted assigns and nothing herein, express or implied, shall give or be construed to give to any person, other than the parties hereto and such assigns, any legal or equitable rights hereunder.

14.	Survival.

The provisions of Sections 8, 9, 15 and this Section 14 shall survive the expiration or earlier termination of this Agreement.

15.	Entire Agreement; Governing Law.

This Agreement contains the entire agreement of the parties and supersedes all prior agreements, understandings and arrangements with respect to the subject matter hereof. Notwithstanding the place where this Agreement may be executed by any of the parties hereto, this Agreement shall be construed in accordance with the laws of the State of Delaware. For so long as the Fund is regulated as a management fund under the 1940 Act, this Agreement shall also be construed in accordance with the applicable provisions of the 1940 Act. In such case, to the extent the applicable laws of the State of Delaware, or any of the provisions herein, conflict with the provisions of the 1940 Act, the latter shall control.

[Signature Page to Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Investment Advisory and Administrative Services Agreement to be duly executed on the date above written.

VII PEAKS CO-OPTIVIST INCOME FUND

By:
Name:	Gurpreet S. Chandhoke
Title:	Chief Executive Officer

VII PEAKS CAPITAL, LLC

By:
Name:	Gurpreet S. Chandhoke
Title:	Chief Executive Officer

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PROXY TABULATOR Phoenix American Financial Services, Inc., 2401 Kerner Blvd, San Rafael, CA 94901

THREE EASY WAYS TO VOTE YOUR PROXY

To vote by Internet

1)  Read the Proxy Statement and have the proxy card below at hand.

2) Go to the website www.proxyvoting.com/viipeaks

3) Follow the instructions provided on the website.

To vote by Telephone

1)  Read the Proxy Statement and have the proxy card below at hand.

2) Call 1-(800) 730-8334

3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.

2) Check the appropriate box on the proxy card below.

3) Sign and date the proxy card.

4) Return the proxy card in the envelope provided.

 TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

[control number]	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

Inv Title Line 1 Inv Title Line2 Investor #: XXXX / Card # XXXXXXXXXX Shares Owned: XXXX.XXXX The Board of Trustees recommends you vote FOR the following:

Proposal 1: Appointment of Director:	For		Withhold Authority
Jeya Kumar	☐		☐

Proposal 2: Ratification of independent auditors, OUM & Co., LLP	For	Against	Abstain
	☐	☐	☐
Proposal 3: Approve withdrawal of Company’s election to be treated as a business Development company	For	Against	Abstain
	☐	☐	☐
Proposal 4: Approve reorganization of the Company as a Delaware statutory trust	For	Against	Abstain
	☐	☐	☐
Proposal 5: Approve an amended and restated investment management agreement with the Company’s Manager, VII Peaks Capital, LLC	For	Against	Abstain
	☐	☐	☐
Proposal 6: Approve a fundamental policy whereby the Company would make annual repurchase offers for its shares on or about November 1 of each calendar year	For	Against	Abstain
	☐	☐	☐

To approve the adoption of the following fundamental investment restrictions:

a)   The Company may borrow money to the extent permitted by the Investment Company Act of 1940 (“1940 Act”);

b)   The Company may not act as an underwriter except to the extent it is deemed to be an underwriter when disposing of securities it owns or when selling its own shares;

c)    The Company may not make loans if, as a result, more than 33 1/3% of its would be lent to other persons;

d)    The Company may not purchase real estate unless acquired as a result of ownership of securities or other instruments;

e)    The Company may not invest in commodities unless acquired as a result of ownership of securities or other instruments, provided that the Company from invest in commodities contracts for the purpose of hedging its investment portfolio, including currency futures, stock index futures, interest rate futures and options thereon;

f)    The Company may not issue senior securities except to the extent permitted by the 1940 Act;

g)    The Company may not invest more than 25% of its net assets in securities of issuers in any one industry (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies).

h)    The Company will not be limited in the percentage of the Company’s assets that may be invested in the securities of any one issuer.

Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each shareholder is requested to sign, but only one Signature is required.  If signing is by attorney, executor, administrator, trustee or guardian, please give full title. By signing this proxy card, receipt of the accompanying Notice of Special Meeting of Shareholders and Proxy Statement is acknowledged.

Signature [PLEASE SIGN WITHIN BOX]		Date	Signature [Joint Owners]	Date

The Notice and Proxy Statement for this Meeting is available at www.proxyvoting.com/viipeaks.

[control number]

VII PEAKS CO-OPTIVIST INCOME BDC II, INC.

The undersigned shareholder, revoking prior proxies, of the VII Peaks Co-Optivist Income BDC II, Inc. (the “Fund”) listed above hereby appoints Gurpreet S. Chandhoke and Stephen F. Shea, each of them, as attorneys-in-fact and the proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Annual Meeting of Shareholders to be held at the offices of the Fund’s offices, 4 Orinda Way, Suite 125-A, Orinda, CA 94563 on November 14, 2016, at 10:00 a.m., Pacific Time, and at any  adjournment thereof, upon the Proposal described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

PLEASE SIGN AND DATE ON THE REVERSE SIDE